                                                                    EXHIBIT 10.1
================================================================================


                           PURCHASE AND SALE AGREEMENT

                                  by and among

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                      AS TRUSTEE UNDER DECLARATION OF TRUST
                      DATED NOVEMBER 10, 1982, AS AMENDED,
                FOR THE COMMINGLED PENSION TRUST FUND (PETROLEUM)

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                      AS TRUSTEE UNDER DECLARATION OF TRUST
                      DATED NOVEMBER 10, 1982, AS AMENDED,
              FOR THE COMMINGLED PENSION TRUST FUND (PETROLEUM II)

                                       and

                         INVESTMENT ROYALTY CORPORATION

                                       and

                            MILAM ROYALTY CORPORATION

                                   as Sellers


                                       and


                           QUEEN SAND RESOURCES, INC.

                                  as Purchaser


                                 March 19, 1998




================================================================================

                                TABLE OF CONTENTS


                                    ARTICLE I
                             ASSETS AND DEFINITIONS

1.1      Assets..........................................................................................1
1.2      Reserved Rights.................................................................................2
1.3      Assumption......................................................................................2
1.4      Definitions in Conveyances......................................................................2
1.5      Other Definitions...............................................................................2

                                   ARTICLE II
                      PURCHASE PRICE; REVENUES AND EXPENSES

2.1      Purchase Price..................................................................................4
2.2      Laredo Ranch Property Escrow....................................................................4
2.3      Revenues, Expenses and Ancillary Payments.......................................................7
2.4      Deposit.........................................................................................9
2.5      Post-Closing Settlement Statement..............................................................10

                                   ARTICLE III
                                  TITLE MATTERS

3.1      Marketable Title; Title Defect.................................................................10
3.2      Notice of Title Defect.........................................................................11
3.3      Remedies for Title Defect......................................................................11

                                   ARTICLE IV
                           REPRESENTATIONS OF SELLERS

4.1      Existence......................................................................................12
4.2      Power..........................................................................................12
4.3      Authorization..................................................................................13
4.4      Brokers........................................................................................13
4.5      No Default.....................................................................................13
4.6      Title Matters..................................................................................13
4.7      Amendments.....................................................................................13
4.8      Files..........................................................................................13
4.9      Lawsuits.......................................................................................13

                                    ARTICLE V
                          REPRESENTATIONS OF PURCHASER

5.1      Existence......................................................................................14
5.2      Power..........................................................................................14
5.3      Authorization..................................................................................14
5.4      Brokers........................................................................................14
5.5      Further Distribution...........................................................................14



5.6      Accredited Investor............................................................................14


                                   ARTICLE VI
                       PRE-CLOSING OBLIGATIONS OF SELLERS

6.1      Operations.....................................................................................14
6.2      Books and Records..............................................................................15
6.3      Inspections....................................................................................15
6.4      Disposition....................................................................................15

                                   ARTICLE VII
                      PRE-CLOSING OBLIGATIONS OF PURCHASER

7.1      Confidentiality................................................................................15
7.2      Return of Data.................................................................................16

                                  ARTICLE VIII
                         SELLERS' CONDITIONS OF CLOSING

8.1      Representations................................................................................16
8.2      Performance....................................................................................16
8.3      Certificate....................................................................................16
8.4      Pending Matters................................................................................16

                                   ARTICLE IX
                        PURCHASER'S CONDITIONS OF CLOSING

9.1      Representations................................................................................16
9.2      Performance....................................................................................16
9.3      Certificate....................................................................................16
9.4      Pending Matters................................................................................17


                                    ARTICLE X
                                     CLOSING

10.1     Time and Place of Closing......................................................................17
10.2     Closing Obligations............................................................................17

                                   ARTICLE XI
                                   TERMINATION

11.1     Right of Termination...........................................................................18
11.2     Effect of Termination..........................................................................18


                                   ARTICLE XII
                                      TAXES

12.1     Apportionment of Ad Valorem and Property Taxes.................................................18
12.2     Sales Taxes....................................................................................19
12.3     Production Taxes...............................................................................19
12.4     Cooperation....................................................................................19

                                  ARTICLE XIII
                    INDEPENDENT INVESTIGATION AND DISCLAIMER

13.1     Independent Investigation and Disclaimer.......................................................19

                                   ARTICLE XIV
                                  MISCELLANEOUS

14.1     Governing Law..................................................................................20
14.2     Entire Agreement...............................................................................20
14.3     Waiver.........................................................................................20
14.4     Assignment.....................................................................................20
14.5     Notices........................................................................................20
14.6     Expenses.......................................................................................21
14.7     Severability...................................................................................22
14.8     Publicity......................................................................................22
14.9     Consequential Damages..........................................................................22
14.10    Survival.......................................................................................22
14.11    Counterparts...................................................................................22
14.12    Mustang........................................................................................22
14.13    Trustee Liability..............................................................................23


EXHIBITS
--------
   A   -    Listing of Conveyances
   B   -    Listing of Ancillary Agreements and Other Agreements
   C   -    Listing of Properties, Specified Percentages, WI and NRI
   D   -    Allocation of Purchase Price Among the Properties
   E   -    Description of Defaults
   F   -    Assignments
   G   -    Assumption Agreement
   H   -    Escrow Agreement
   I   -    Reconveyance
   J   -    Memorandum

                     SCHEDULE OF DEFINED TERMS AND EXHIBITS


Accredited Investor..................................................................................Section 1.3(a)

Agreement............................................................................................Preamble

Ancillary Agreements.................................................................................Section 1.1(c)

Ancillary Payments...................................................................................Section 2.2(b)

APO..................................................................................................Exhibit C

Ancillary Rights.....................................................................................Section 1.1(c)

Assets...............................................................................................Section 1.1

Assignors............................................................................................Section 1.5

Assumed Liabilities..................................................................................Section 1.5

Assumption Agreement.................................................................................Section 1.5

BPO..................................................................................................Exhibit C

Burdened Interest....................................................................................Exhibit C

Closing..............................................................................................Section 10.1

Closing Date.........................................................................................Section 10.1

Confidentiality Agreement............................................................................Section 1.5

Conveyances..........................................................................................Section 1.1(a)

Consultant...........................................................................................Section 3.3(d)

Defect Value.........................................................................................Section 1.5

Deposit..............................................................................................Section 2.3(a)

Disclosure Letter....................................................................................Section 1.5

Effective Time.......................................................................................Section 1.1

Exception Payments...................................................................................Section 2.2(b)

Excluded Information.................................................................................Section 6.2



Expenses................................................................................................Section 1.5

Files...................................................................................................Section 6.2

Final Closing Statement.................................................................................Section 2.4

Gulf....................................................................................................Section 1.5

Interim Period..........................................................................................Section 6.1

Marketable Title........................................................................................Section 3.1

Morgan..................................................................................................Section 14.12

Mustang.................................................................................................Section 1.5

Net Cash Flow Account ...............................................each Conveyance of an Overriding Royalty Interest

NRI.....................................................................................................Section 1.5

Overriding Royalty Interests............................................................................Section 1.1(a)

Preliminary Closing Statement...........................................................................Section 2.2(c)

Property................................................................................................Section 1.5

Purchase Price..........................................................................................Section 2.1

Purchaser...............................................................................................Preamble

Royalty Interests.......................................................................................Section 1.1(b)

Royalty 1 and Royalty 2.................................................................................Exhibit C

Ryder Scott Report......................................................................................Section 1.5

Seller, Seller I, Seller II, Seller III, Seller IV, Sellers.............................................Preamble

Specified Agreements....................................................................................Section 1.1(c)

Specified Percentage....................................................................................Section 1.3(e)

Title Defect............................................................................................Section 3.1

WI......................................................................................................Section 1.5

 Exhibit A - Section 1.1
 Exhibit B - Section 1.1
 Exhibit C - Section 3.1
 Exhibit D - Section 1.5(n)
 Exhibit E - Section 4.5
 Exhibit F - Section 10.2(a)
 Exhibit G - Section 1.5(d)
 Exhibit H - Section 2.2(b)
 Exhibit I - Section 2.2(e)
 Exhibit J - Section 2.2(e)

                           PURCHASE AND SALE AGREEMENT


         This Purchase and Sale Agreement (this "Agreement") is dated as of March 19, 1998, by and among MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS TRUSTEE UNDER DECLARATION OF TRUST DATED NOVEMBER 10, 1982, AS AMENDED, FOR THE COMMINGLED PENSION TRUST FUND (PETROLEUM), a New York trust ("Seller I"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS TRUSTEE UNDER DECLARATION OF TRUST DATED NOVEMBER 10, 1982, AS AMENDED, FOR THE COMMINGLED PENSION TRUST FUND (PETROLEUM
II), a New York trust ("Seller II"), INVESTMENT ROYALTY CORPORATION, a Delaware corporation ("Seller III"), MILAM ROYALTY CORPORATION, a Delaware corporation ("Seller IV") (Seller I, Seller II, Seller III and Seller IV being sometimes herein each called a "Seller" and collectively called "Sellers"), and QUEEN SAND RESOURCES, INC. a Nevada corporation ("Purchaser").

                                    RECITALS

         Sellers desire to sell and Purchaser desires to purchase the Assets on the terms and conditions provided in this Agreement.

         NOW, THEREFORE, Sellers and Purchaser agree as follows:


                                    ARTICLE I
                             ASSETS AND DEFINITIONS

         1.1 ASSETS. Subject to the terms and conditions of this Agreement, Sellers shall sell and Purchaser shall purchase, at the Closing but effective as of 7:00 a.m., Houston, Texas time, on October 1, 1997 (the "Effective Time"), the following assets (the "Assets"):

                  (a) the overriding royalty interests, royalty interests and contract and other rights (collectively, the "Overriding Royalty Interests") granted to Sellers pursuant to the terms of the Conveyances (hereinafter defined) listed in Part I of Exhibit A;

                  (b) the royalty interests and rights (collectively, the "Royalty Interests") granted to Sellers pursuant to the Conveyances listed in Part II of Exhibit A; and

                  (c) the contract and other rights (collectively, the "Ancillary Rights") granted to Sellers pursuant to the terms of the Ancillary Agreements (the "Ancillary Agreements") listed in Exhibit B and the other agreements listed in Exhibit B (the "Specified Agreements").

         1.2 RESERVED RIGHTS. Notwithstanding anything expressed or implied to the contrary (other than the following proviso), Sellers reserve all rights under the Conveyances, Ancillary Agreements and Specified Agreements with respect to periods prior to the Effective Time; provided, allocations shall be made in accordance with Section 2.3. Without limiting the foregoing, Sellers reserve all claims against Mustang and Gulf (as such terms are defined below) with respect to payments due but not paid with respect to periods prior to the Effective Time.

         1.3 ASSUMPTION. At the Closing Buyer will assume the Assumed Liabilities pursuant to the Assumption Agreement. Sellers shall remain liable for and agree to pay and perform the obligations and liabilities under each Ancillary Agreement and Specified Agreement on the part of each Seller or the "Assignee" party that are attributable to periods, and pursuant to such agreement are required to be paid or performed, prior to the Effective Time, excluding, however, the Exception Payments.

         1.4 DEFINITIONS IN CONVEYANCES. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Conveyance relating to the particular Asset in question.

         1.5 OTHER DEFINITIONS. The following terms shall have the indicated meanings:

             (a) "Accredited Investor" shall have the meaning set forth in Rule 501(a) under the Securities Act of 1933, as amended.

             (b) "Assignors" shall mean, as to each Overriding Royalty Interest and its related Conveyance and Ancillary Agreement, the party(ies) that constitute the "Assignor" under such Conveyance and Ancillary Agreement.

             (c) "Assumed Liabilities" shall mean, as to each Ancillary Agreement and the Specified Agreements, the obligations and liabilities under each such agreement on the part of any Seller or the "Assignee" party that are attributable to periods, and pursuant to the terms of such agreement are required to be paid or performed, following the Effective Time.

             (d) "Assumption Agreement" shall mean the agreement in the form of Exhibit H attached hereto to be executed by the parties in connection with the Closing.

             (e) "Confidentiality Agreement" shall mean the letter dated October 20, 1997, between J. P. Morgan Securities Inc., as agent for Sellers, and Purchaser.

             (f) "Conveyance" shall mean, as to each Overriding Royalty Interest, the Conveyance of Overriding Royalty Interest (as amended) pursuant to which such Overriding Royalty Interest was conveyed to Sellers and as listed under Part I of Exhibit A; and shall mean, as to each Royalty Interest, the instrument pursuant to which such Royalty Interest was conveyed to the Sellers and as listed under Part II of Exhibit A.

             (g) "Defect Value" shall mean, as to each Title Defect, the Defect Value of such Title Defect as established pursuant to Section 3.3.

             (h) "Disclosure Letter" shall mean the letter dated as of the date of this Agreement to Purchaser setting forth various information regarding the Assets.

             (i) "Expenses" shall mean, as to each Overriding Royalty Interest and its related Conveyance, costs, expenses, taxes and similar items incurred by the Assignor that are permitted to be and are debited to the Net Cash Flow Account pursuant to the terms of such Conveyance. Expenses shall be deemed to be incurred by the applicable Assignor on the date the related labor, services, equipment or supplies are delivered to, or performed for, such Assignor. As to each Royalty Interest, the term "Expenses" shall mean severance and ad valorem taxes and (solely as to the Laredo Ranch Royalty) compression costs relating to such Royalty Interest.

             (j)  "Gulf" shall mean Gulf Resources Corporation.

             (k) "Interest Rate" shall mean, as of any day, the rate for the one month U.S. Treasury bill as quoted in the Wall Street Journal as of such day or, if the Wall Street Journal is not published on such day, the rate of the one month U.S. Treasury bill as quoted in the most recent publication of the Wall Street Journal.

             (l)  "Mustang" shall mean Mustang Oil & Gas Corporation.

             (m) "NRI" shall mean (i) as to each Overriding Royalty Interest, the interest (expressed as a decimal) of the Assignor in the production of oil, gas and associated hydrocarbons from a subject well or oil or gas lease after giving effect to the operation of applicable non-consent provisions, if any, and after deducting all applicable royalties, overriding royalties and other burdens (but computed prior to deducting such Overriding Royalty Interest), and (ii) as to each Royalty Interest, the interest (expressed as a decimal) of the applicable Seller in the production of oil, gas and associated hydrocarbons from a well or oil or gas lease encumbered by such Royalty Interest.

             (n) "Property" shall mean each of the fields or property interests identified under items 1 through 21 on Exhibit D, and as to a particular field or property interest such term shall include all Overriding Royalty Interests and Royalty Interests owned by Sellers with respect to such field or property interest.

             (o) "Ryder Scott Report" shall mean that certain report labeled "Estimated Future Production and Income Attributable to Certain Properties Owned by Morgan Guaranty Trust Company of New York, as Trustee, Volumes 1-3, Unescalated as of October 1, 1997" prepared by Ryder, Scott and Company (the "Original Report"), as supplemented and modified pursuant to documentation sent to Morgan under Ryder, Scott and Company cover letter dated 12-2-97 (the "Segno Field Supplement"), documentation sent to Morgan under Ryder, Scott and Company cover letter dated 12-8-97 (the "N.E. Morewood Supplement"), documentation sent from Morgan to prospective purchasers under cover memorandum dated 1-16-98 (the "Flores Field Supplement"), and documentation sent from Morgan to prospective purchasers under cover memorandum dated 1-20-98 (the "J.C. Martin Field Supplement"). The Segno Supplement, the N.E. Morewood Supplement, the Flores Supplement and the J.C. Martin Field Supplement shall be deemed to replace and supersede, respectively, those parts of the Original Report that address the Segno Field, N.E. Morewood, Flores Field and J.C. Martin Field (Royalty) and J.C. Martin Field (Net Profits Royalty Interest).

             (p) "Specified Percentage" shall mean, as to each Overriding Royalty Interest and its related Ancillary Agreement, the percentage of the Net Cash Flow that is set forth in the Conveyance for such Overriding Royalty Interest.

             (q) "WI" shall mean the leasehold or operating interest (expressed as a decimal) of the Assignor in a subject well or oil or gas lease with respect to the oil, gas and associated hydrocarbons produced therefrom after giving effect to the operation of any applicable non-consent provisions.


                                   ARTICLE II
                      PURCHASE PRICE; REVENUES AND EXPENSES

         2.1 PURCHASE PRICE. The purchase price for the Assets (the "Purchase Price") shall be $150,000,000 in cash (subject to the provisions of Section 3.3) payable at the Closing (subject to the provisions of Sections 2.3 and 2.4). The payment of the Purchase Price (subject to the provisions of Sections 2.3 and 2.4) shall be made on the Closing Date by wire transfer of immediately available funds to an account to be designated by Sellers at lease three (3) business days prior to the scheduled Closing Date to be received in time for investment of such funds on the Closing Date; provided, the portion of such funds constituting the Escrow Amount shall be wire transferred in accordance with Section 2.2(d).

         2.2 LAREDO RANCH PROPERTY ESCROW. (a) Purchaser represents that it has fully reviewed the allegations asserted by Plaintiff (the "Plaintiff") in Lannie Mecom f/k/a/ Lannie Mecom Moses v. Vinson & Elkins, et al; Cause No. 96-25436, formerly in the 80th Judicial District Court of Harris County, Texas and now on appeal (the "Case") and recognizes that if Plaintiff is successful in the Case, it may be necessary for Sellers to convey to Plaintiff the Royalty Interest described under item 15 on Exhibit D (the "Laredo Ranch Royalty") which constitutes a part of the Assets.

         (b) Purchaser and Seller II hereby appoint Chase Bank of Texas, National Association as Escrow Agent (the "Escrow Agent") to perform the functions delegated to Escrow Agent in this Section 2.2 and the Escrow Agreement attached hereto as Exhibit H. To the extent this Section 2.2 and the Escrow Agreement are in conflict, the Escrow Agreement shall control.

         (c) If Escrow Agent for any reason should be unable or refuse to serve as Escrow Agent, Seller II and Purchaser shall attempt to agree on another Escrow Agent. If they cannot agree within 30 days after the Escrow Agent notifies them of its inability or refusal to serve, either Seller II or Purchaser may petition the most senior judge of the United States District Court for the Southern District of Texas, Houston Division (the "Court"), to appoint a successor Escrow Agent. The successor Escrow Agent, appointed either by the agreement of Seller II and Purchaser or by the Court, shall have the same duties and responsibilities as the initial Escrow Agent. Any number of successor Escrow Agents may be appointed in accordance with the procedure set forth above until all duties and responsibilities of the Escrow Agent are completed. The fees and costs of the initial Escrow Agent and the successor Escrow Agents, if any, shall be shared equally by Seller II and Purchaser.

         (d) On the Closing Date, Purchaser, as part of and out of the Purchase Price, shall pay to Escrow Agent $8,000,000 ("Escrow Amount") by wire transfer of immediately available funds to an account ("Escrow Account") designated by Escrow Agent to be received in time for investment of such funds on the Closing Date. The Escrow Amount shall be subject to reduction pursuant to Section 3.3, but only to the extent the reduction results from a Title Defect related solely to the Laredo Ranch Royalty. All matters relating to the Case, including any lis pendens notice, shall not constitute Title Defects. The Escrow Agent shall hold and invest the Escrow Amount in accordance with this Agreement and the Escrow Agreement. The Escrow Amount and all investment earnings thereon (net of investment expenses) shall be invested and reinvested by the Escrow Agent in Vista Treasury Plus Money Market Fund or such similar investments as may be approved in writing by Seller II and Purchaser.

         (e) At Closing, Purchaser shall execute and deliver to Escrow Agent a conveyance from Purchaser to Seller II of the Laredo Ranch Royalty (the "Reconveyance") on the form attached hereto as Exhibit I and Seller II, Purchaser and Escrow Agent shall execute a memorandum (the "Memorandum") on the form attached hereto as Exhibit J to be recorded in the real property records of Zapata County, Texas by Seller II in which all three agree and confirm that Escrow Agent is holding for the benefit of Seller II the Reconveyance and that any and all subsequent transfers of the Laredo Ranch Royalty or the property encumbered thereby shall be are subject to and inferior to the Reconveyance. Seller II and Purchaser acknowledge and agree that the Reconveyance shall not be deemed to be "delivered" (under Texas conveyancing law) until such time (if ever) that the Reconveyance is released from escrow and delivered by Escrow Agent to Seller II.

         (f) At such time as an unappealable final judgment or an order of dismissal is rendered in the Case as against Seller II as a defendant ("Judgment"), either Seller II or Purchaser may deliver to the Escrow Agent a certified copy of the Judgment. If in the Judgment Seller II is not ordered to convey the Laredo Ranch Royalty to Plaintiff, then either Seller II or Purchaser may instruct the Escrow Agent to immediately:

             (i) deliver to Purchaser the Reconveyance and execute and record in the real property records of Zapata County, Texas, a memorandum acknowledging and confirming that the Reconveyance has been redelivered to Purchaser; and

             (ii) deliver to Seller II the Escrow Amount and all income thereon.

         (g) If in the Judgment Seller II is ordered to convey the Laredo Ranch Royalty to Plaintiff, then:

             (i) within five business days following Purchaser's receipt of a certified copy of the Judgment (a copy of the Judgment to be provided to the Escrow Agent on the same date), Purchaser shall provide or cause to be provided to Escrow

                  Agent and Seller II a statement reflecting the gross revenues received by Purchaser (or any successor holder of all or any part of the Laredo Ranch Royalty) from the Laredo Ranch Royalty, and all severance and ad valorem taxes and compression costs relating to the Laredo Ranch Royalty during the same period, together with copies of receipts, invoices and other documentation reasonably supporting such revenues, taxes and compression costs over such period;

             (ii) within six business days following the Escrow Agent's receipt of a copy of the Judgment, either Seller II or Purchaser may instruct the Escrow Agent to insert the date of the Judgment in the Reconveyance as the delivery date of such instrument and deliver to Seller II the Reconveyance; and

            (iii) within two business days following the receipt of the information described in clause (i), either Seller II or Purchaser may instruct the Escrow Agent to deliver to Purchaser (1) the total amount contained in the Escrow Account less (2) the total net revenues (gross revenues less severance and ad valorem taxes and compression costs) received by Purchaser (or successor holders of all or any part of the Laredo Ranch Royalty) from the Laredo Ranch Royalty and to deliver to Seller II all (if any) remaining funds in the Escrow Account. If the amount determined pursuant to clause
                  (2) preceding exceeds the amount determined pursuant to clause
                  (1) preceding, then Purchaser shall pay such excess amount to Seller II no later than five business days following Purchaser's receipt of a copy of the Judgment. In addition, to the extent that Purchaser or any successor holder of all or any part of the Laredo Ranch Royalty receives net revenues attributable to the Laredo Ranch Royalty and such revenues have not been included in the calculation pursuant to clause
                  (2) preceding, then such net revenues shall be paid to Seller II by Purchaser no later than ten days following Purchaser's receipt of the same. For purposes of this clause (iii) and the preceding clause (i), Purchaser shall be deemed to have received (without duplication) those revenues relating to the Laredo Ranch Royalty (less the Expenses relating to the Laredo Ranch Royalty) that are allocated to Purchaser pursuant to
                  Section 2.3, in each case as reflected on the Final Closing Statement.

         (h) The obligations of Purchaser and rights of Seller II pursuant to this Section 2.2 shall not be modified or effected by any assignment or encumbrance by Purchaser of all or any part of the Laredo Ranch Royalty; rather, Purchaser shall remain primarily liable for the obligations pursuant to this
Section 2.2 and Seller II shall not be required (without their written consent) to deal with any such successor holder.

         (i) If Purchaser should become a party to the Case after Closing, then Seller II and Purchaser agree to act in good faith and with due diligence in cooperating in all of the same or similar defenses in the Case. Subject to Purchaser providing appropriate waiver of any conflict issues, Seller II shall exercise its reasonable efforts to cause Purchaser to be represented by Seller II's counsel in the Case.

         2.3 REVENUES, EXPENSES AND ANCILLARY PAYMENTS. (a) Reference is made to the fact that pursuant to each Conveyance for an Overriding Royalty Interest the Net Cash Flow Accounts are maintained on a cash versus accrual basis, and as a result thereof (i) revenue from the sale of production is not credited to the Net Cash Flow Account until received by the Assignor and (ii) Expenses incurred by the Assignor are not debited to the Net Cash Flow Account until paid by the Assignor. Pursuant to this Agreement, Sellers and Purchaser agree that notwithstanding the fact that the Net Cash Flow Accounts are maintained on a cash basis, for purposes of this Agreement Seller shall be entitled to production attributable to each Royalty Interest and Overriding Royalty Interest for periods prior to the Effective Time and to the revenue from the sale of such production (regardless of when such revenue is credited to the Net Cash Flow Account or otherwise paid) and that Expenses and the taxes described in Sections
12.1 and 12.3 attributable to each Overriding Royalty Interest and Royalty Interest that are incurred or (as to such taxes) are attributable to the period prior to the Effective Time shall be for the account of Sellers (regardless of when such Expenses and taxes are debited to the Net Cash Flow Account); and that Purchaser shall be entitled to production attributable to each Royalty Interest and Overriding Royalty Interest for periods following the Effective Time and to the revenue from the sale of such production (regardless of when such revenue is credited to the Net Cash Flow Accounts or otherwise paid) and that Expenses and the taxes described in Sections 12.1 and 12.3 attributable to each Overriding Royalty Interest and Royalty Interest that are incurred or (as to such taxes) are attributable to the period following the Effective Time shall be for the account of Purchaser (regardless of when such Expenses and taxes are debited to the Net Cash Flow Account). By way of example, (i) if an environmental condition exists as of the Effective Time but the applicable Assignor does not make any expenditures for the remediation of such environmental condition until after the Effective Time, then to the extent such expenditures constitute Expenses such expenditures shall constitute Expenses incurred after the Effective Time, and
(ii) if as of the Effective Time an Assignor has commenced but not completed the workover of a well, the remediation of an environmental condition or some other action that gives rise to an Expense, then the cost incurred by such Assignor with respect to such workover, remediation or other action prior to the Effective Time shall be for the account of Seller and the cost incurred by Assignor with respect to such workover, remediation or other action following the Effective Time shall be for the account of Purchaser. For purposes of the preceding provisions, with respect to the Overriding Royalty Interests Seller and Purchaser acknowledge that the taxes referenced in Sections 12.1 and 12.3 are typically treated as Expenses under the Conveyances and debited to the Net Cash Flow Accounts following payment by the Assignor, and that the taxes referenced in Section 12.1 are typically paid by the Assignor in one lump sum on an annual basis. The reference in the preceding provisions that certain Expenses are for the account of Sellers or Purchaser shall not by implication or otherwise constitute any agreement on the part of Sellers or Purchaser to become directly or personally liable for such Expenses; rather, such references are to be used solely for the purpose of making the calculations required pursuant to this Agreement. By way of clarification, the parties agree that the Net Cash Flow deficits identified in clause (i) through (iv) of item 2 of the Disclosure Letter shall constitute pre-Effective Time Expenses and that the Net Cash Flow Deficits identified in clause (v) of item 2 of the Disclosure Letter shall not constitute Expenses.

         (b) In connection with the Overriding Royalty Interests Sellers entered into and are parties to the Ancillary Agreements and Specified Agreements. Pursuant to the Ancillary Agreements the "Assignee" party thereunder is, under certain conditions specified therein, required to pay deferred purchase price for the Overriding Royalty Interests (the "Ancillary Payments"). Pursuant to the Assumption Agreement, Purchaser shall assume and be obligated to bear and pay all Ancillary Payments that are attributable to the period following the Effective Time and those Ancillary Payments (the "Exception Payments") that are attributable to operations commenced (or as to which Seller has elected to participate in) prior to the Effective Time and which are covered by the Ryder Scott Report; and Sellers shall remain liable for and shall pay all Ancillary Payments that are attributable to the period prior to the Effective Time excluding the Exception Payments. For purposes of this Agreement, amounts invoiced under any Conveyance with respect to leases and other interests in which Morgan has elected to purchase an overriding royalty interest pursuant to the area of mutual interest provisions set forth in such Conveyance also shall constitute an Ancillary Payment, and Purchaser shall assume and be obligated to bear and pay all such amounts invoiced after the Effective Time and Sellers shall remain liable for and shall pay all such amounts invoiced prior to the Effective Time. By way of clarification, the parties agree that (i) Ancillary Payments attributable to the period prior to the Effective Time shall include Deferred ORI Purchase Price amounts for wells drilled and operations performed prior to the Effective Time (and the parties stipulate and agree that costs incurred for the drilling, completing and equipping the Ramirez wells described below shall be deemed to be attributable to the period prior to the Effective
Time) even though the applicable Assignor has not yet sent a bill for such amounts and (ii) if the operator of the Ramirez wells (being those wells identified as Well Nos. 3, 4 and 5 on the Josefa Ramirez lease identified on Exhibit C sets-off against proceeds of post-Effective Time production from such wells any claims of such operator with respect to pre-Effective Time events or operations (the "Deferred Cost Amounts"), then to the extent such set-offs cover Deferred Cost Amounts, such set-offs shall constitute an Ancillary Payment and Morgan shall pay the same to Purchaser within ten (10) days following a receipt of an invoice from Purchaser reflecting such set-offs and the corresponding Deferred Cost Amounts in reasonable detail; provided, in no event shall the total of amounts payable by Morgan pursuant to this clause (ii) exceed $980,000. Any such payments from Morgan to Purchaser shall be without prejudice or waiver of Morgan's right to recover any Deferred Cost Amounts from the operator if the basis or amount of such Deferred Cost Amounts are invalid or if the operator otherwise improperly exercised the right of set-off.

         (c) No later than three business days preceding the Closing Date, Sellers shall prepare (or cause to be prepared) a preliminary closing statement ("Preliminary Closing Statement") that covers the Assets and that is in accordance with the requirements of Sections 2.3(a) and (b). The Preliminary Closing Statement shall identify (i) as to each Royalty Interest, all payments received by any Seller with respect to such Royalty Interest following the Effective Time and a breakdown of the amount of such revenues attributable to pre-Effective Time production and the amount of such revenues attributable to post-Effective Time production, (ii) as to each Overriding Royalty Interest, all payments of Net Cash Flow received by any Seller following the Effective Time and all Ancillary Payments made by any Seller following the Effective Time, and
(iii) a reconciliation between the information referenced in the preceding clauses (i) and (ii) and the amount of revenue to which each party is entitled and the amount of Expenses, taxes and Ancillary Payments allocated to each party pursuant to the terms of Sections 2.3(a) and (b).

         (d) If the Preliminary Closing Statement reflects a net positive amount in favor of Purchaser, then at the Closing Purchaser shall receive a credit against the Purchase Price in an amount equal to such net positive amount. If the Preliminary Closing Statement reflects a net positive amount in favor of Sellers, then at the Closing Sellers shall be entitled to receive from Purchaser, in addition to the Purchase Price, a payment in an amount equal to such net positive amount.

         (e) If following the Closing any funds are received by Sellers or Purchaser that, under the terms of this Section 2.3, belong to the other party, the receiving party shall, as soon as reasonably practicable and in all events within 30 days after receipt, pay such funds over to the other party.

         2.4 DEPOSIT. (a) On even date herewith, Purchaser has paid to Sellers, and Sellers acknowledge receipt of, a performance deposit in the amount of 10% of the Purchase Price (the "Deposit"), which amount shall be held by Sellers and distributed as follows:

             (i) if this Agreement is terminated by mutual consent of the parties as provided in Section 11.1(a) or by Sellers or Purchaser pursuant to Section 11.1(b), the Deposit shall be returned by Sellers to Purchaser;

             (ii) if this Agreement is terminated by Purchaser pursuant to
         Section 11.1(c), the Deposit shall be returned by Sellers to Purchaser;

             (iii) if this Agreement is terminated by Sellers pursuant to
         Section 11.1(c), the Deposit shall be retained by Sellers; and

             (iv) if Closing occurs, Sellers shall apply the Deposit towards the Purchase Price.

Sellers and Purchaser acknowledge and agree that until Sellers are obligated to distribute the Deposit as provided above, Sellers may invest the Deposit in such investments as it deems appropriate and any income resulting therefrom in excess of the Interest Rate shall be the property of Sellers and not Purchaser; it being agreed that if Sellers are obligated to return the Deposit to Purchaser or apply same towards the Purchase Price pursuant to the preceding provisions, Sellers shall also pay or credit Purchaser for an additional amount equal to interest on the Deposit at the Interest Rate for the period beginning on the date hereof and ending on the date the Deposit is returned to Purchaser or so applied to the Purchase Price.

         (b) Purchaser further acknowledges and agrees that if Sellers become entitled to the Deposit pursuant to the provisions of Section 2.4(a), Seller's damages under such circumstances would be difficult to ascertain and Sellers shall be entitled to liquidated damages in an amount equal to the Deposit. Accordingly, the retention by Sellers of the Deposit as provided in Section 2.4(a) shall be deemed to constitute the payment by Purchaser to Sellers of such liquidated damages, but in no event shall such retention of the Deposit or deemed payment of liquidated damages constitute or be construed as a penalty. If Sellers become entitled to retain the Deposit pursuant to Section 2.1(c)(iii) above, such retention shall constitute the sole remedy of Sellers under this Agreement for Purchaser's failure to consummate the transactions contemplated hereunder (such limitation shall not limit the rights of Sellers under any of the provisions of this Agreement that survive a termination and continue in full force and effect pursuant to Section 11.2).

         2.5 POST-CLOSING SETTLEMENT STATEMENT. Within 60 days following the Closing, Purchaser shall prepare a post-closing settlement statement in a manner consistent with Sections 2.3(a) and (b) and otherwise consistent with the manner in which the Preliminary Closing Statement was prepared and the aforesaid statement shall include a reconciliation with the Preliminary Closing Statement. Within 30 days after receipt of such statement from Purchaser, Sellers shall deliver to Purchaser a written report containing all changes with explanations therefore that Sellers propose to be made to such statement, it being agreed that Sellers failure to deliver such report to Purchaser within such time period shall constitute acceptance by Sellers of such statement. If Sellers have timely delivered such written report, the parties shall then undertake to agree on the items in dispute no later than 180 days after the Closing. The version of such statement finally agreed to in writing by Sellers and Purchaser shall constitute the "Final Closing Statement". If the Final Closing Statement reflects a net positive amount in favor of Purchaser, then within five days following the agreement of the parties as to such Final Settlement Statement Sellers shall pay to Purchaser an amount equal to such net positive amount. If the Final Closing Statement reflects a net positive amount in favor of Sellers, then within five days following the agreement of the parties as to such Final Settlement Statement Sellers shall be entitled to receive from Purchaser, in addition to the Purchase Price, a payment in an amount equal to such net positive amount. Any payment required to be made pursuant to this Section 2.5 or pursuant to Section 2.2(g) that is not made when due shall bear interest at a per annum rate equal to the lesser of (a) the Interest Rate plus 10% and (b) 18%, from the date such payment was due until paid. Any error in the Preliminary Closing Statement which was not observed prior to the Closing shall be corrected on the Final Closing Statement.


                                   ARTICLE III
                                  TITLE MATTERS

         3.1 MARKETABLE TITLE; TITLE DEFECT. As used herein, the term "Marketable Title" shall mean, as to each Property, such title as meets each of the following requirements: (a) as to each Property that constitutes or includes an Overriding Royalty Interest, (i) the Specified Percentage of the applicable Seller with respect to the properties burdened by such Overriding Royalty Interest is the percentage indicated on Exhibit C, (ii) the WI of the Assignor with respect to the oil and gas leases and (if applicable) mineral fee interests burdened by such Overriding Royalty Interest does not exceed the WI percentage for such Property indicated on Exhibit C by more than 0.5%, (iii) the sum of (x) the NRI of the Assignor with respect to the oil and gas leases and (if applicable) mineral fee interests burdened by such Overriding Royalty Interests and (y) if such Property includes one or more Royalty Interests, the aggregate NRI of the applicable Seller with respect to such Royalty Interest(s), is not more than 0.5% less than the NRI percentage for such Property indicated on Exhibit C, (b) as to the Property described under item 15 and the Property described under item 19 of Exhibit D, the NRI of Sellers with respect to such Royalty Interest is not more than 0.5% less then the NRI percentage for such Royalty Interest indicated on Exhibit C, and (c) the Overriding Royalty Interests, Royalty Interests and Ancillary Rights relating to each Property are not subject to any preferential purchase right or consent to assignment applicable to the transactions contemplated hereby and are free and clear of liens, claims and encumbrances, other than any liens for taxes and assessments not yet delinquent, or if delinquent, that are being contested in good faith in the ordinary course of business. There shall be deemed to exist a "Title Defect" with respect to any Property listed in Exhibit C as to which Sellers do not have Marketable Title. The bankruptcy or insolvency of any Assignor shall not constitute a Title Defect, and as reflected in Section 2.2 the Case shall not constitute a Title Defect. For purposes of this Section 3.1, as to each Property, the term "NRI" refers to the sum of the NRI's of all Royalty Interests included in such Property and the Assignor's NRI attributable to the properties encumbered by the Overriding Royalty Interest included in such Property.

         3.2 NOTICE OF TITLE DEFECT. Purchaser shall notify Sellers of any Title Defect as soon as reasonably practicable after Purchaser has knowledge thereof, and in all events within 15 days after the date hereof. Each such notice shall include Purchaser's proposed Defect Value as to each Title Defect reflected therein. Any matters that would otherwise constitute Title Defects but that are not specifically raised in writing by Purchaser within such 15-day period shall conclusively be deemed waived by Purchaser, but such waiver shall not affect any representations and warranties set forth in Article IV.

         3.3 REMEDIES FOR TITLE DEFECT. Sellers shall have the right, but not the obligation, to attempt to cure any Title Defect. With respect to any Title Defect that Sellers elect not to cure or that Sellers fail to cure within 15 days after receiving notice of the Title Defect, the following shall be applicable:

             (a) If Sellers disagree with Purchaser's characterization of any matter as a Title Defect, then the characterization of such matter shall be submitted to Al Cummings, Houston, Texas, who shall serve as the arbitrator (the "Arbitrator") who shall determine whether each such matter so submitted constitutes a Title Defect. The cost of the Arbitrator shall be borne one-half by Sellers and one-half by Purchaser. Each party shall present its position on the matter in question to the Arbitrator within two business days after the Arbitrator is requested to make a determination regarding the matter (each party having the right to request such determination), and the Arbitrator shall make a determination regarding the existence of the alleged Title Defect and the extent of the property interest affected by the alleged Title Defect as soon as practicable thereafter (with an effort to have the determination made within five business days after the Arbitrator is requested to make the determination). The determination by the Arbitrator shall be conclusive and binding on the parties, and shall be enforceable against any party in any court of competent jurisdiction.

             (b) If Sellers do not agree as to the proposed Defect Value of a particular Title Defect, then Ryder, Scott and Company ("Consultant") shall determine the value from the Ryder Scott Report, to the extent of the reserves therein determined attributable to the lands covered by the particular proposed Title Defect, and attributable to the particular property interest in such lands which is subject to the particular proposed Title Defect. The cost of the Consultant shall be borne one-half by Sellers and one-half by Purchaser. Each party shall present its position on the value in question to the Consultant within two business days after the Consultant is requested to determine the value (each party having the right to request such determination), and the Consultant shall make a determination of the value involved as soon as practicable thereafter (with an effort to have the determination made within five business days after the Consultant is requested to determine the value). The determination by the Consultant shall be conclusive and binding on the parties, and shall be enforceable against any party in any court of competent jurisdiction.

             (c) If the aggregate Defect Value of all Title Defects is less than $1,500,000, then the parties shall proceed to the closing of the transaction contemplated by this Agreement (subject to the conditions set forth elsewhere in this Agreement) without any adjustment to the Purchase Price.

             (d) If the aggregate Defect Value of all Title Defects exceeds $1,500,000, then Sellers and Purchaser shall seek to reach mutual agreement on a reduction in the Purchase Price because of such Title Defects, any such agreement to be satisfactory to each party in its sole discretion and to be evidenced by a written instrument executed by all of the parties. If no such agreement is reached within three days after the date it is determined that the aggregate Defect Value of all Title Defects exceeds $1,500,000, each Property as to which one or more of such Title Defects apply, together with all related Ancillary Rights and Specified Agreements, shall be excluded from the Assets to be transferred to Purchaser pursuant to this Agreement, and the Purchase Price shall be reduced by the allocated value set forth in Exhibit D with respect to each such Property; provided, if in the aggregate the reduction in the Purchase Price pursuant to this Section 3.3 should exceed 15.0% of the original Purchase Price, then Sellers, on the one hand, or Purchaser, on the other hand, shall have the right, by so notifying the other at least two days prior to the Closing Date, to terminate this Agreement.


                                   ARTICLE IV
                           REPRESENTATIONS OF SELLERS

         Each Seller, with respect to itself, severally represents and warrants to Purchaser that:

         4.1 EXISTENCE. Each of Seller I and Seller II is a trust duly organized, validly existing and in good standing under the laws of the State of New York. Each of Seller III and Seller IV is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

         4.2 POWER. Such Seller has the requisite power to enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by such Seller, and the transactions contemplated hereby, will not violate (a) any provision of the trust agreement, certificate of incorporation or bylaws of such Seller, (b) any material agreement or instrument to which such Seller is a party or by which such Seller or any of the Assets of such Seller are bound, including, without limitation, the Conveyances, the Ancillary Agreements or the Specified Agreements, (c) any judgment, order, ruling or decree applicable to such Seller as a party in interest, or (d) any law, rule or regulation applicable to such Seller.

         4.3 AUTHORIZATION. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of such Seller. This Agreement has been duly executed and delivered on behalf of such Seller, and at the Closing all documents and instruments required hereunder to be executed and delivered by such Seller shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of such Seller enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.4 BROKERS. Such Seller has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement that will be the responsibility of Purchaser.

         4.5 NO DEFAULT. Except as set forth in Exhibit E, (a) such Seller is not in default in any material way under the terms of the Conveyances, the Ancillary Agreements or the Specified Agreements , and (b) as of the date of this Agreement, other than with respect to payments due such Seller that are less than 46 days past due, no written notice concerning a default by an Assignor has been given by such Seller with respect to a default that remains uncured.

         4.6 TITLE MATTERS. The Specified Percentage of such Seller under each Conveyance of an Overriding Royalty Interest is not less than set forth in Exhibit C. The Overriding Royalty Interests, Royalty Interests and Ancillary Rights of such Seller are not subject to any preferential purchase right or consent to assignment applicable to the transactions contemplated hereby and are free and clear of liens, claims and encumbrances arising by, through or under such Seller, other than any liens for taxes and assessments not yet delinquent, or if delinquent, that are being contested in good faith in the ordinary course of business.

         4.7 AMENDMENTS. No Conveyance, Ancillary Agreement or Specified Agreement has been amended except as indicated on Exhibit A or Exhibit B.

         4.8 FILES. Each written agreement, written document, written notice or other written information relating to the Assets that is in any manner material to the Assets and that is in any Seller's possession is contained in the Files, except the Excluded Information; and the Files contain an original of each such agreement, document, notice or other written information or a true and correct copy thereof.

         4.9 LAWSUITS. Except for the Case and the bankruptcy of Mustang and Gulf (and the related case filed by Seller against Mustang and Gulf seeking amounts past due, which case has been stayed by the bankruptcy court), no Seller is a party to, or is subject to any currently threatened, lawsuit relating to the Assets.


                                    ARTICLE V
                          REPRESENTATIONS OF PURCHASER

         Purchaser represents and warrants to Sellers that:

         5.1 EXISTENCE. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         5.2 POWER. Purchaser has the requisite power to enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser, and the transactions contemplated hereby, will not violate (a) any provision of the [certificate or articles of incorporation or bylaws] of Purchaser, (b) any material agreement or instrument to which Purchaser is a party or by which Purchaser is bound, (c) any judgment, order, ruling or decree applicable to Purchaser as a party in interest, or (d) any law, rule or regulation applicable to Purchaser.

         5.3 AUTHORIZATION. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Purchaser. This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing all documents and instruments required hereunder to be executed and delivered by Purchaser shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Purchaser enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.4 BROKERS. Purchaser has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement that will be the responsibility of Sellers.

         5.5 FURTHER DISTRIBUTION. Purchaser is acquiring the Assets for its own account and not with a view to, or for offer or resale in connection with, a distribution thereof within the meaning of the Securities Act of 1933 and the rules and regulations pertaining to it, or a distribution thereof in violation of any applicable securities laws.

         5.6 ACCREDITED INVESTOR. Purchaser is an Accredited Investor and as of the date of this Agreement has available to it funds and binding financing commitments sufficient to consummate the transactions contemplated hereby.


                                   ARTICLE VI
                       PRE-CLOSING OBLIGATIONS OF SELLERS

         6.1 OPERATIONS. From the date of this Agreement until Closing (the "Interim Period"), except as otherwise approved by Purchaser, Sellers (a) shall consult with Purchaser with respect to all material actions to be taken by Sellers with respect to the Assets and to the extent pursuant to any Ancillary Agreement or Specified Agreement a well or operation is proposed and under the terms of such agreement Sellers have the right to elect to participate or not participate in such well or operation, Sellers shall give Purchaser notice of such proposal and Sellers shall comply with Purchaser's instructions concerning whether to participate in such well or operation (such instructions to be given by Purchaser to Sellers in a timely fashion in order to permit Sellers to give the necessary notices to the Assignors), (b) shall provide promptly to Purchaser a copy of any notice that Sellers give to or receive from any Assignor, (c) shall not transfer, sell, hypothecate, encumber or otherwise dispose of any of the Assets, and (d) Sellers shall not consent or enter into any amendment of any Conveyance, Ancillary Agreement or Specified Agreement without Purchaser's prior written consent.

         6.2 BOOKS AND RECORDS. During the Interim Period, Sellers shall, upon reasonable advance notice, give to Purchaser, its lenders, counsel, auditors and other consultants full access during Sellers' normal business hours to all books and records of Sellers relating to the Assets and in Sellers' possession (excluding reports to and other documents between such Seller and the beneficiaries under the trusts comprising Seller I and Seller II such as financial statements, performance and reserve reports and commitments; agreements on the part of such beneficiaries; and reports to, minutes of meetings of, or memorandum or other documents to or generated by, the Petroleum Fund Investment Committee or any similar committee of Morgan or any of its affiliates; the "Excluded Information") (collectively, the "Files").

         6.3 INSPECTIONS. If Purchaser desires to inspect any of the properties encumbered by the Property Interests, Purchaser shall so notify Seller and Seller, exercising its reasonable efforts, shall promptly thereafter seek the consent of the parties owning the properties encumbered by such Property Interest. No such inspections shall be conducted until such consent is obtained, and any conditions on which such consent is based shall be complied with by Purchaser. No information revealed by such inspections shall give rise to any condition to closing or give Purchaser any right to terminate this Agreement.

         6.4 DISPOSITION. During the Interim Period (a) Sellers shall not sell or otherwise dispose of, or grant a mortgage, lien, security interest on or otherwise pledge, any of the Assets; provided, the foregoing shall not limit the sale of production in ordinary course of business and (b) Sellers shall not enter into any contract or commitment to do any of the matters covered by the preceding clause (a).

                                   ARTICLE VII
                      PRE-CLOSING OBLIGATIONS OF PURCHASER

         7.1 CONFIDENTIALITY. Purchaser shall cause the information and data furnished or made available by Sellers to Purchaser in connection with this Agreement or Purchaser's investigation of the Assets to be maintained in confidence and not to be used for any purpose other than in connection with this Agreement or Purchaser's investigation of the Assets; provided, the foregoing obligation shall terminate on the earlier to occur of (a) the Closing, (b) such time as the information or data in question is disclosed to Purchaser by a third party that is not obligated to Sellers to maintain same in confidence, or (c) such time as the information or data in question becomes generally available to the oil and gas industry other than through the breach of the foregoing obligation.

         7.2 RETURN OF DATA. Purchaser agrees that, if this Agreement is terminated for any reason whatsoever, Purchaser shall, at Sellers' request, promptly return to Sellers all information and data furnished to Purchaser in connection with this Agreement or Purchaser's investigation of the Assets, and Purchaser agrees not to retain any copies of any such information or data.


                                  ARTICLE VIII
                         SELLERS' CONDITIONS OF CLOSING

         Sellers' obligation to consummate the transactions provided for herein is subject to the satisfaction or waiver by Sellers of the following conditions:

         8.1 REPRESENTATIONS. The representations and warranties of Purchaser contained in Article V shall be true and correct in all material respects on the Closing Date as though made on and as of that date.

         8.2 PERFORMANCE. Purchaser shall have performed in all material respects the obligations, covenants and agreements hereunder to be performed by it at or prior to the Closing.

         8.3 CERTIFICATE. Purchaser shall have delivered to Sellers a certificate of a duly authorized representative, dated the Closing Date, certifying on behalf of Purchaser that the conditions set forth in Sections 8.1 and 8.2 have been fulfilled.

         8.4 PENDING MATTERS. No suit, action or other proceeding by a third party or a governmental authority shall be pending or threatened that seeks substantial damages from Sellers in connection with, or seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated by this Agreement.


                                   ARTICLE IX
                        PURCHASER'S CONDITIONS OF CLOSING

         Purchaser's obligation to consummate the transactions provided for herein is subject to the satisfaction or waiver by Purchaser of the following conditions:

         9.1 REPRESENTATIONS. The representations and warranties of Sellers contained in Article IV shall be true and correct in all material respects on the Closing Date as though made on and as of that date.

         9.2 PERFORMANCE. Sellers shall have performed in all material respects the obligations, covenants and agreements hereunder to be performed by them at or prior to the Closing.

         9.3 CERTIFICATE. Sellers shall have delivered to Purchaser a certificate of a duly authorized representative, dated the Closing Date, certifying on behalf of Sellers that the conditions set forth in Sections 9.1 and 9.2 have been fulfilled.

         9.4 PENDING MATTERS. No suit, action or other proceeding by a third party or a governmental authority shall be pending or threatened that seeks substantial damages from Purchaser in connection with, or seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated by this Agreement.

         9.5 DAMAGE. Since October 1, 1997, no material damage, destruction or loss to any portion of the Properties or equipment or facilities located thereon has occurred, whether or not covered by insurance.

                                    ARTICLE X
                                     CLOSING

         10.1 TIME AND PLACE OF CLOSING. If the conditions to Closing have been satisfied or waived, the consummation of the transactions contemplated hereby (the "Closing") shall be held at 10:00 a.m. at the offices of Vinson & Elkins L.L.P., Houston, Texas, (a) if no notice of a Title Defect is provided by Purchaser pursuant to Section 3.2, on the third business day after 30 days after the date of this Agreement, (b) if any such notice is provided and all Title Defects are cured within the 15-day period referred to in Section 3.3, on the third business day after such 15-day period, or (c) if any such notice is provided and all Title Defects are not cured within such 15-day period or if any matter is submitted to the Arbitrator pursuant to Section 3.3(a), on the third business day after the Defect Values of all Title Defects are established pursuant to Section 3.3; provided, no Closing shall occur if this Agreement is terminated in accordance with the terms of Article XI. The date of Closing is herein called the "Closing Date."

         10.2 CLOSING OBLIGATIONS.  At the Closing,

              (a) Each Seller shall execute, acknowledge and deliver assignments in the form of Exhibit F, all of which together will convey title to the Assets to Purchaser;

              (b) Sellers shall execute such other instruments and take such other action as may be necessary to carry out their obligations under this Agreement;

              (c)  Purchaser shall make the payment described in Section 2.1;

              (d) Purchaser shall execute the Assumption Agreement and such other instruments and take such other action as may be necessary to carry out its obligations under this Agreement; and

              (e) Sellers shall deliver to Purchaser the Files with the originals (to the extent in any Seller's possession) of all agreements, documents, notices and other written information referenced in Section 4.8 (Purchaser having the right to retain a copy of the same).


                                   ARTICLE XI
                                   TERMINATION

         11.1 RIGHT OF TERMINATION. This Agreement and the transactions contemplated hereby may be terminated at any time at or prior to the Closing:

              (a)  By mutual consent of the parties;

              (b)  Pursuant to Section 3.3(d); or

              (c) By either Sellers or Purchaser if the Closing shall not have occurred by the fifth business day following 40 days after the date of this Agreement (except that a party shall not have the right to terminate under this Section 11.1(c) if such party is in material breach of any covenant, agreement, representation or warranty of such party under this Agreement including, without limitation, a failure to close the transaction in accordance with the terms of this Agreement).

         11.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to
Section 11.1, this Agreement shall become void and of no further force or effect (except for the provisions of Sections 7.1 and 7.2, which shall continue in full force and effect); provided, if either party is in material default of its representations, obligations, covenants or agreements under this Agreement at the time this Agreement is so terminated, such defaulting party shall continue to be liable (subject to Section 2.4) to the other party for damages in respect of such default, and such liability shall not be affected by such termination. In the event of any breach by a party of its obligations under this Agreement, each non-breaching party shall have the right to seek the specific performance by such breaching party of such obligations. The Confidentiality Agreement shall survive any termination of this Agreement.


                                   ARTICLE XII
                                      TAXES

         12.1 APPORTIONMENT OF AD VALOREM AND PROPERTY TAXES. All ad valorem taxes, real property taxes, personal property taxes and similar obligations with respect to the Assets for the tax period in which the Effective Time occurs shall be apportioned as of the Effective Time between Sellers and Purchaser. To the extent any of such taxes attributable to the period prior to the Effective Time by virtue of such apportionment have not been debited as an Expense to a Net Cash Flow Account or otherwise paid by Sellers as of the Closing and subsequent to the Closing Purchaser pays such taxes or such taxes are debited as an Expense under a Net Cash Flow Account, Sellers shall pay to Purchaser Sellers' portion of each such tax within 30 days after receipt of Purchaser's invoice therefor indicating that such tax has been paid. To the extent any of such taxes attributable to the period following the Effective Time by virtue of such apportionment have not been debited as an Expense to a Net Cash Flow Account but have otherwise been paid by Sellers as of the Closing, such taxes shall be reflected on the Preliminary Closing Statement (to the extent of available information) and on the Final Closing Statement.

         12.2 SALES TAXES. The Purchase Price provided for hereunder is net of any sales taxes or other transfer taxes in connection with the sale of the Assets. The parties believe that this sale is exempt from sales and transfer taxes. Purchaser shall be liable for any applicable conveyance, transfer and recording fees, and for real estate transfer stamps or taxes imposed on the transfer of the Assets pursuant to this Agreement and, if a determination is ever made that a sales tax or other transfer tax applies, for such sales tax or transfer tax.

         12.3 PRODUCTION TAXES. All production, severance, excise, windfall profit and other taxes relating to production of Minerals attributable to the Assets prior to the Effective Time shall be borne by and for the account of Sellers, and all such taxes relating to such production after the Effective Time shall be borne by and for the account of Purchaser.

         12.4 COOPERATION. Each party to this Agreement shall provide the other party with reasonable access to all relevant documents, data and other information that may be required by the other party for the purpose of preparing tax returns and responding to any audit by any taxing jurisdiction, including the providing by Purchaser to Sellers after Closing with access to the Books and Records, it being recognized that Sellers shall have the right at their expense to make and keep such copies of the Books and Records as Sellers may elect, but such copies shall only be used for legitimate purposes relating to Sellers' status as prior owners of the Assets. Each party to this Agreement shall cooperate with all reasonable requests of the other party made in connection with contesting the imposition of taxes.


                                  ARTICLE XIII
                    INDEPENDENT INVESTIGATION AND DISCLAIMER

         13.1 INDEPENDENT INVESTIGATION AND DISCLAIMER. Purchaser acknowledges that (a) it has had and pursuant to this Agreement will have prior to the Closing access to numerous files, books, records and reports in Sellers' possession relating to the Assets and (b) in making the decision to enter into this Agreement and consummate the transactions contemplated hereby, Purchaser has relied solely on the basis of its own independent investigation of the Assets and such other matters and information deemed relevant by Purchaser, and upon the representations, obligations, covenants and agreements in this Agreement. Accordingly, Purchaser acknowledges that Sellers have not made, and SELLERS HEREBY EXPRESSLY DISCLAIM AND NEGATE, ANY REPRESENTATION OR WARRANTY, EXPRESSED, IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO (i) THE CONDITION OF THE ASSETS (INCLUDING WITHOUT LIMITATION, ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS), (ii) THE CHARACTERIZATION OF ANY PROPERTY AS A ROYALTY INTEREST OR NON-OPERATING INTEREST UNDER ANY APPLICABLE LAW, (iii) THE ENFORCEABILITY OF ANY PROVISION CONTAINED IN ANY CONVEYANCE, ANCILLARY AGREEMENT OR SPECIFIED AGREEMENT, (iv) THE CHARACTERIZATION OR TREATMENT OF ANY PROPERTY UNDER FEDERAL OR STATE TAX LAWS, (v) THE SOLVENCY, CREDITWORTHINESS, RELIABILITY OR ABILITY TO PERFORM OF ANY ASSIGNOR, (vi) THE EXISTENCE OR NON-EXISTENCE OF ANY HAZARDOUS MATERIALS OR ENVIRONMENTAL CONDITIONS AFFECTING THE PROPERTIES BURDENED BY ANY ROYALTY INTEREST OR OVERRIDING ROYALTY INTEREST, (vii) THE ACCURACY OR COMPLETENESS OF ANY OF THE INFORMATION SET FORTH IN THE DISCLOSURE LETTER, (viii) ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR MADE AVAILABLE TO PURCHASER BY OR ON BEHALF OF SELLERS (INCLUDING, WITHOUT LIMITATION, IN RESPECT OF GEOLOGICAL, GEOPHYSICAL AND SEISMIC DATA, THE EXISTENCE OR EXTENT OF OIL, GAS OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, AND ANY PRODUCT PRICING ASSUMPTIONS), AND
(ix) THE AVAILABILITY, EXISTENCE OR AMOUNT OF ANY TAX CREDITS UNDER FEDERAL OR STATE LAW; provided, the foregoing disclaimer and negation of representations and warranties shall not affect or impair the representations and warranties of Sellers set forth in Article IV.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         14.1 GOVERNING LAW. This Agreement and all assignments and other instruments executed in accordance with it shall be governed by and interpreted in accordance with the laws of the State of Texas, except as to such assignments to the extent, if any, mandatorily governed by the laws of another State.

         14.2 ENTIRE AGREEMENT. This Agreement and the Confidentiality Agreement constitutes the entire agreement between the parties and supersedes all prior agreements, statements, representations, warranties, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.

         14.3 WAIVER. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Any waiver hereunder shall be required to be in writing and signed by the party against whom the waiver is asserted.

         14.4 ASSIGNMENT. Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party, and any assignment made without such consent shall be void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         14.5 NOTICES. Any notice provided or permitted to be given under this Agreement shall be in writing, and may be served by (a) personal delivery, (b) depositing same in the U.S. mail, addressed to the party to be notified, postage prepaid, and registered or certified with a return receipt requested or (c) facsimile transmission (with a hard copy sent by Federal Express or similar courier). Notice shall be deemed to have been given and received only if and when actually received by the addressee. For purposes of notice, the addresses of the parties shall be as follows:

                  Sellers:

                           c/o J.P. Morgan Investment Management, Inc.
                           1221 McKinney, Suite 3131
                           Houston, Texas 77010-2009
                           Attention:  William D. Walker
                           Facsimile No.:  713-651-0894

                                            and

                           J.P. Morgan Investment Management, Inc.
                           522 Fifth Avenue
                           New York, New York  10036
                           Attention:  Robert A. Anselmi
                           Facsimile No.: 212-837-2657

                  Purchaser:

                           Queen Sand Resources, Inc.
                           60 Queen Street, Suite 1400
                           Ottawa, Ontario, Canada K1P 5Y7
                           Attention: Edward J. Munden
                           Facsimile No.: 613-230-6055

                                            and

                           Queen Sands Resources, Inc.
                           3500 Oak Lawn, Suite 380
                           Dallas, Texas 75219-4398
                           Attention: Robert P. Lindsay
                           Facsimile No.:  214-521-9960

                                            and

                           Haynes and Boone, L.L.P.
                           901 Main Street, Suite 3100
                           Dallas, Texas 75202
                           Attention:  Lanny Boeing
                           Facsimile No.:  214-651-5940

Each party shall have the right, upon giving ten days' prior notice to the other in the manner hereinabove provided, to change its address or facsimile number for purposes of notice.

         14.6 EXPENSES. Except as otherwise provided herein, each party shall be solely responsible for all expenses incurred by it in connection with this transaction (including, without limitation, fees and expenses of its own counsel and accountants).

         14.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any rule of law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party.

         14.8 PUBLICITY. Sellers and Purchaser shall consult with each other with regard to all publicity and other releases issued at or prior to the Closing concerning this Agreement and the transactions contemplated hereby, and except as required by applicable law or the applicable rules or regulations of any governmental body or stock exchange, neither party shall issue any publicity or other release without the prior written consent of the other party. Sellers acknowledge that Purchaser will be issuing a press release announcing this Agreement and filing a report on Form 8-K under the Securities Exchange Act of 1934 promptly following execution of this Agreement (to which a copy of this Agreement will be attached).

         14.9 CONSEQUENTIAL DAMAGES. The parties waive any rights to incidental, consequential, exemplary or punitive damages resulting from a breach of this Agreement, including, without limitation, loss of profits.

         14.10 SURVIVAL. The representations, warranties, obligations, covenants and agreements of the parties under this Agreement shall survive the Closing, provided that any claim for a breach of representations and warranties set forth in Articles IV and V must be brought within one year after the Closing Date, and there shall be no remedy for any such claim not brought within such period.

         14.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.12 MUSTANG. Reference is made to the fact that the operator of the Ramirez wells (wherein Mustang is the Assignor party) is asserting the right to set-off against proceeds from the sale of production attributable to such wells various amounts owed by Mustang. Morgan and Purchaser each agree that it shall not enter into or consent to any settlement agreement or similar agreement wherein such operator is given the right to set-off against proceeds of post-Effective Time production attributable to such wells any of such amounts owed by Mustang that were incurred by such operator prior to the Effective Time. Notwithstanding the foregoing, if the operator of the Ramirez wells files an action to foreclosure any lien it has on the Assignor's interest in such wells, then (i) upon becoming aware thereof each party shall give notice thereof to the other, (ii) to the extent either party desires to negotiate a settlement with the operator to avoid such foreclosure, the party shall have the right to participate in such negotiations, and (iii) if by the fifth day preceding the foreclosure date Morgan has not reached a settlement, then Queen Sand shall have the right to enter into a settlement with the operator (without Morgan's consent) and if such settlement is so entered Morgan shall reimburse Queen Sand for the amount paid in such settlement up to $980,000 less any amounts previously paid to Queen Sand pursuant to Section 2.3(b) within ten days following written demand by Queen Sand.

         14.13 TRUSTEE LIABILITY. Notwithstanding anything express or implied to the contrary, none of Morgan Guaranty Trust Company of New York ("Morgan") or any of its affiliates (including, without limitation J.P. Morgan Investment Management, Inc.), any directors, officers, employees or agents of Morgan or any such affiliate, and any directors, officers, employees or agents of Seller III or Seller IV shall have any personal or corporate liability under or in any manner resulting from this Agreement; rather, Purchaser agrees that any claim or cause of action that Purchaser may have or assert against a Seller and prevail on shall be satisfied solely from the assets of the trusts that constitute Seller I and Seller II and the assets of Seller III and Seller IV, as applicable. Purchaser acknowledges that Morgan is acting hereunder in its trustee capacity only and that J. P. Morgan Investment Management, Inc. has acted only as an advisor to Morgan.

         In witness hereof, the parties have executed this Agreement as of the day and year first set forth above.

                           SELLERS:

                               Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust Dated November 10, 1982, as Amended, for the Commingled Pension Trust Fund (Petroleum)

                               By:     /s/ WILLIAM R. HURT
                                  --------------------------------------------
                                       William R. Hurt
                                       Vice President

                               Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust Dated November 10, 1982, as Amended, for the Commingled Pension Trust Fund (Petroleum II)

                               By:     /s/ WILLIAM R. HURT
                                  --------------------------------------------
                                       William R. Hurt
                                       Vice President

                               Investment Royalty Corporation

                               By:     /s/ WILLIAM R. HURT
                                  --------------------------------------------
                                       William R. Hurt
                                       Vice President

                               Milam Royalty Corporation

                               By:     /s/ WILLIAM R. HURT
                                  --------------------------------------------
                                       William R. Hurt
                                       Vice President

                           PURCHASER:

                               Queen Sand Resources, Inc.

                               By:     /s/ ROBERT P. LINDSAY
                                  --------------------------------------------
                                       Robert P. Lindsay
                                       Chief Operating Officer

                               By:     /s/ RONALD I. BENN
                                  --------------------------------------------
                                       Ronald I. Benn
                                       Chief Financial Officer

                                    EXHIBIT A
                             Listing of Conveyances
                                                                 DRAFT: 03/19/98

                  The recording data set forth below is to the applicable oil and gas records, deed records, official public records of real property or the other applicable records of the indicated county where the instrument is recorded. As to each property listed below, each reference to an amendment, supplement, release, partial release or ratification shall be deemed, to the extent applicable, pursuant to the terms of such instrument, to refer to each other Conveyance listed under such property. References below to "Petroleum" shall mean Morgan Guaranty Trust Company of New York as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Petroleum Pension Fund. References below to "Petroleum II" shall mean Morgan Guaranty Trust Company of New York as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Petroleum Pension Fund (Petroleum II).

Part I - Conveyance of Overriding Royalty Interests

1.       MELVIN FIELD - CLARKE COUNTY, MISSISSIPPI AND CHOCTAW COUNTY, ALABAMA

         (a) Conveyance of Overriding Royalty Interest, dated effective March 31, 1994 from Esenjay Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded in Oil, Gas and Mineral Book 153, Page 795, Clarke County, Mississippi and in Book 282, Page 482, Probate Records, Choctaw County, Alabama.

                  (i) Amendment to Conveyance of Overriding Royalty Interest, dated effective May 1, 1996 from Esenjay Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded in Oil, Gas and Mineral Book [ ], Page [ ], Clarke County, Mississippi and in Book 294, Page 725, Probate Records, Choctaw County, Alabama.

2.       GLICK FIELD - BARTON, COMANCHE, KIOWA AND RUSSELL COUNTIES KANSAS

         (a) Conveyance of Overriding Royalty Interest, dated effective January 1, 1987 from PetroCorp, Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the

                  Commingled Pension Trust Fund, recorded in Book 420, Page 179, Barton County, Book 67, Page 415, Comanche County, Book X-1, Page 135, Kiowa County and Book 176, Page 897, Russell County, Kansas.

                  (i) Supplement to Conveyance of Overriding Royalty Interest, dated effective July 14, 1987 from PetroCorp, Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund, recorded in Book 477, Page 155, Barton County, Kansas.

         (b) Conveyance of Overriding Royalty Interest, dated effective June 1, 1991 from PetroCorp, Incorporated to Investment Royalty Corporation, recorded in Book 30, Page 690, Kiowa County, Kansas.

                  (i) Release of Overriding Royalty Interest, dated effective May 1, 1994 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, Incorporated, recorded in Book 22, Page 115, Records, Kiowa County, Kansas.

                  (ii) Release of Overriding Royalty Interest, dated effective September 1, 1994 from Investment Royalty Corporation to PetroCorp, Incorporated, recorded in Book 22, Page 219, Records, Kiowa County, Kansas.

3.       SIX FIELDS - CREEK, ELLIS, NOBLE AND WOODS COUNTIES, OKLAHOMA

         (a) Conveyance of Overriding Royalty Interest, dated effective June 1, 1991 from PetroCorp, Incorporated to Investment Royalty Corporation, recorded under Clerk's File Number 024944, Book 442, Page 772, Noble County, Clerk's File Number 13557, Book 284, Page 507 Creek County, Clerk's File Number 8466, Book 723, Page 270, Woods County and Clerk's File Number 4809, Book 544, Page 205, Ellis County, Oklahoma.

                  (i) Release of Overriding Royalty Interest, dated effective May 1, 1994 from Investment Royalty Corporation to PetroCorp, recorded under Clerk's File Number 6849, Book 323, Page 1148, Creek County, Clerk's File Number 2382, Book 572, Page 617, Ellis County, Clerk's File Number 84815, Book 469, page 440, Noble County, Clerk's File Number 8161-1, Book 773, Page 137, Woods County, Oklahoma.

                  (ii) Release of Overriding Royalty Interest, dated effective September 1, 1994 from Investment Royalty Corporation to PetroCorp,

                           Incorporated, recorded under Clerk's File Number 382 in Book 598, Page 892, Records, Ellis County, Oklahoma. (Chenworth No. 1 & Warren 2A)

4.       EAST HACKBERRY FIELD - CAMERON PARISH, LOUISIANA

         (a) Conveyance of Overriding Royalty Interest, dated effective May 1, 1994 from WRT Energy Corporation to Milam Royalty Corporation, recorded under Entry Number 239425 in Book 810, Cameron Parish, Louisiana.

         (b) Conveyance of Overriding Royalty Interest, dated effective May 1, 1994 from Southern Petroleum Company to Milam Royalty Corporation, recorded under Entry Number 239194 in Book 809, Cameron Parish, Louisiana.

5.       N.E. MOREWOOD FIELD - CUSTER AND ROGER MILLS COUNTIES, OKLAHOMA

         (a) Conveyance of Overriding Royalty Interest, dated effective September 1, 1984 from Woods 1980-I Drilling Program to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 12710, Book 626, Page 10, Custer County and in Book 664, Page 189, Roger Mills County Oklahoma.

         (b) Conveyance of Overriding Royalty Interest, dated effective September 1, 1984 from Woods 1981-I Drilling Program to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 12711, Book 626, Page 63, Custer County and in Book 665, Page 1, Roger Mills County Oklahoma.

         (c) Conveyance of Overriding Royalty Interest, dated effective September 1, 1984 from Woods 1978 Drilling Program to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, for the Commingled Pension Trust Fund (Petroleum), recorded in Book 664, Page 146, Roger Mills County Oklahoma.

                  (i) Release of Overriding Royalty Interest with respect to the Prue Formation Interval in the Baker #31-2 Well dated effective October 31, 1993 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum) to [ ], recorded in Book 626, Page 63, Custer County, Oklahoma and Book [ ], Page [ ], Roger Mills County, Oklahoma.

6. ANADARKO BASIN PROPERTIES - BECKHAM, CADDO, COMANCHE, CUSTER, ROGER MILLS, AND GRADY COUNTIES OKLAHOMA AND HEMPHILL COUNTY, TEXAS

         (a) Conveyance of Overriding Royalty Interest, dated effective December 1, 1986 from Dyco Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 3730 in Book 962, Page 275, Beckham County, Oklahoma; under Clerk's File Number 6264 in Book 1322, Page 25, Caddo County, Oklahoma; under Clerk's File Number 32056 in Book 1531, Page 128, Comanche County, Oklahoma; in Book 900, Page 1, Roger Mills County, Oklahoma; in Book 746, Page 508, Custer County, Oklahoma; in Book 1855, Page 20, Grady County, Oklahoma and in Book 239, Page 1, Hemphill County, Texas.

                  (i) Amendment to Conveyance of Overriding Royalty Interest, dated July 2, 1987 from Dyco Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 08101 in Book 1055, Page 290, Records, Beckham County, Oklahoma, under Clerk's File Number 12123 in Book 1452, Page 174, Records Caddo County, Oklahoma, under Clerk's File Number 019211 in Book 1692, Page 33, Records, Records, Comanche County, Oklahoma, in Book 1023, Page 1, Records, Roger Mills County, Oklahoma, under Clerk's File Number 5331 in Book 2032, Page 269, Records, Grady County, Oklahoma, under Clerk's File Number 7724 in Book 771, Page 121, Records, Custer County, Oklahoma and under Clerk's File Number 7140 in Book 263, Page 1, Records, Hemphill County, Texas.

                  (i) Supplement to Conveyance of Overriding Royalty Interest, dated July 2, 1987 from Dyco Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number [] in Book [], Page [], Beckham County, Oklahoma, under Clerk's File Number 6540 in Book 1324, Page 150, Caddo County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Records, Comanche County, Oklahoma, in Book [], Page [], Roger Mills County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Grady County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Custer County, Oklahoma and under Clerk's File Number [] in Book [], Page [], Records, Hemphill County, Texas.

                  (ii) Supplement to Conveyance of Overriding Royalty Interest, dated

                           January 12, 1988 from Dyco Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number [] in Book [], Page [], Beckham County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Caddo County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Records, Comanche County, Oklahoma, in Book [], Page [], Roger Mills County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Grady County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Custer County, Oklahoma and under Clerk's File Number [] in Book [], Page [], Records, Hemphill County, Texas.

                  (ii) Amendment to Conveyance of Overriding Royalty Interest, dated December 14, 1988 from Dyco Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), in Book 1377, Page 1 and in Book 1324, Page 150, Records Caddo County, Oklahoma, in Book 746, Page 508, Records, Custer County, Oklahoma; in Book 1933, Page 182, Records, Grady County, Oklahoma and in Book 899, Page 280 and in Book 950, Page 1, Records, Roger Mills County, Oklahoma.

                  (iii) Supplement to Conveyance of Overriding Royalty Interest (February 13, 1989), dated effective August 13, 1987 from Dyco Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), in Book 1377, Page 1 and in Book 1324, Page 150, Records Caddo County, Oklahoma, in Book 746, Page 508, Records, Custer County, Oklahoma; in Book 1933, Page 182, Records, Grady County, Oklahoma and in Book 899, Page 280 and in Book 950, Page 1, Records, Roger Mills County, Oklahoma.

         NOTE: One of the Supplemental Conveyances is recorded in Book 379, Page 28, Records, Wheeler County, Texas.

         NOTE: Supplements to Conveyance dated July 2, 1987, January 12, 1988, April 1, 1988, February 13, 1989 and May 1, 1989 are in the files but no recording information has been found.

7. TMC PROPERTIES - BEAVER, CADDO, CIMARRON, CLEVELAND, CUSTER, DEWEY, GARVIN, GRANT, LOVE, MCCLAIN AND WASHITA COUNTIES, OKLAHOMA

         (a) Conveyance of Overriding Royalty Interest, dated effective January 1, 1988 from PetroCorp Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II), recorded in Book 779, Page 37, Records, Beaver County, Oklahoma, in Book 1430, Page 117, Records, Caddo County, Oklahoma; in Book 560, Page 415, Records, Blaine County, Oklahoma; in Book 677, Page 326, Records, Pittsburgh County, Oklahoma; in Book 764, Page 306, Records Custer County, Oklahoma, in Book 1053, Page 278, Records, Kingfisher County, Oklahoma, in Book 1231, Page 716, Records, Garvin County, Oklahoma, in Book 1999, Page 141, Records, Grady County, Oklahoma; in Book 1243, Page 367, McClain County, Oklahoma, in Book 1051, Page 99, Records, Major County, Oklahoma, in Book 1611, Page 1, Records, Seminole County, Oklahoma, in Book 501, Page 529, Records, Ellis County, Oklahoma, in Book 1546, Page 466, Records, Canadian County, Oklahoma, in Book 315, Page 215, records, Latimer County, Oklahoma and in Book 787, Page 17, Records, Dewey County, Oklahoma.

                  (i) Ratification of Conveyance of Overriding Royalty Interest, dated effective January 1, 1988 from PetroCorp Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II), recorded in Book 802, Page 449, Records, Beaver County, Oklahoma, in Book 1496, Page 77, Records, Caddo County, Oklahoma; in Book 574, Page 704, Records, Blaine County, Oklahoma; in Book 696, Page 61, Records, Pittsburgh County, Oklahoma; in Book 786, Page 549, Records Custer County, Oklahoma, in Book 1106, Page 52, Records, Kingfisher County, Oklahoma, in Book 1253, Page 201, Records, Garvin County, Oklahoma, in Book 2092, Page 23, Records, Grady County, Oklahoma; in Book 1261, Page 753, McClain County, Oklahoma, in Book 1100, Page 269, Records, Major County, Oklahoma, in Book 1629, Page 144, Records, Seminole County, Oklahoma, in Book 512, Page 203, Records, Ellis County, Oklahoma, in Book 1587, Page 336, Records, Canadian County, Oklahoma, in Book 336, Page 246, Records, Latimer County, Oklahoma and in Book 823, Page 233, Records, Dewey County, Oklahoma.

         (b) Conveyance of Overriding Royalty Interest (Fund II), dated effective September 1, 1988 from PetroCorp Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II), recorded in Book 801, Page 644, Records, Beaver County, Oklahoma, under Clerk's File Number 04419 in Book 1492, Page 169, Records, Caddo County, Oklahoma; in Book 267, Page 30, Records, Cimarron County, Oklahoma; in Book 2171, Page 572, Records, Cleveland County, Oklahoma; in Book 785, Page 349, Records Custer County, Oklahoma, in Book 821,

                  Page 235, Records, Dewey County, Oklahoma, in Book 1252, Page 199, Records, Garvin County, Oklahoma, in Book 445, Page 616, Records, Grant County, Oklahoma; in Book 402, Page 310, in Book 1261, Page 14, McClain County, Oklahoma and in Book 742, Page 643, Records, Washita County, Oklahoma.

         (c) Conveyance of Overriding Royalty Interest (Fund I), dated effective September 1, 1988 from PetroCorp Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded in Book 801, Page 702, Records, Beaver County, Oklahoma; under Clerk's File Number 04420 in Book 1493, Page 1, Records, Caddo County, Oklahoma; in Book 267, Page 69, Records Cimarron County, Oklahoma, in Book 2171, Page 637, Records, Cleveland County, Oklahoma, in Book 785, Page 1, Records, Custer County, Oklahoma, in Book 821, Page 194, Records Dewey County, Oklahoma, in Book 1252, Page 254, Records, Garvin County, Oklahoma, in Book 445, Page 569, Records, Grant County, Oklahoma; in Book 402, Page 270, Love County, Oklahoma; in Book 1261, Page 61, McClain County, Oklahoma and in Book 742, Page, 684, Records, Washita County, Oklahoma.

                  (i) Release of Overriding Royalty Interest, dated effective September 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded in Book 830, Page 238, Records, Beaver County, Oklahoma; in Book 1588, Page 21, Records Caddo County, Oklahoma; in Book 1284, Page 394, Records Garvin County, Oklahoma.

                  (ii) Release of Overriding Royalty Interest, dated effective October 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 6545 in Book, 1428, Page 58, Records, McClain County, Oklahoma. (Baker 2-29)

                  (iii) Release of Overriding Royalty Interest, dated effective October 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 9606578 in Book, 2074, Page 520, Records, Caddo County, Oklahoma. (Hart 1-6, Heger 1-20, Horn 1-19, Sickles 1-9A, Staley Howerton 1-8, Stephens 26-1, Hamilton 1-17, Stevens 1-17, Crissman 1-27, Barger 1-7, Melba Jean 1-20, Stidham 1-20, Nelda Ruth 1-13, Larry 1-33, Dean 1A, Baker 2-29 and Dickerson 1-2)

                  (iv) Release of Overriding Royalty Interest, dated effective October 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 4633 in Book, 981, Page 261, Records, Custer County, Oklahoma. (Larry 1-33)

                  (v) Release of Overriding Royalty Interest, dated effective October 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 4635 in Book, 981, Page 271, Records, Custer County, Oklahoma. (Melba Jean 1-20, Stidham 1-20)

                  (vi) Release of Overriding Royalty Interest, dated effective October 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 4634 in Book, 981, Page 266, Records, Custer County, Oklahoma. (Nelda Ruth 1-20)

                  (vii) Release of Overriding Royalty Interest, dated effective October 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 2341 in Book, 1052, Page 273, Records, Dewey County, Oklahoma. (Dean 1A)

                  (viii) Release of Overriding Royalty Interest, dated effective October 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 4193 in Book, 838, Page 987, Records, Washita County, Oklahoma. (Dickerson 1-2)

                  (ix) Release of Overriding Royalty Interest, dated effective December 1, 1994 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 890 in Book, 1020, Page 269, Records, Dewey County, Oklahoma and under Clerk's File Number 9502784, in Book 1968, Page 79, Records, Caddo County, Oklahoma. (Phelps 1-26)

                  (x) Release of Overriding Royalty Interest, dated effective January 1, 1995 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 868 in Book, 475, Page 657, Records, Love County, Oklahoma and under Clerk's File Number 9502774, in Book 1968, Page 62, Records, Caddo County, Oklahoma. (Kirk #1-21 and Ware #1-21)

                  (xi) Release of Overriding Royalty Interest, dated effective April 16, 1991 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 1201 in Book, 1697, Page 206 and Under Clerk's File Number 5148, in Book 1657, Page 86, Records, Caddo County, Oklahoma. (Old Timer #1-16)

                  (xii) Release of Overriding Royalty Interest, dated effective September 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number A3456 in Book, 832, Page 352, Records, beaver County, Oklahoma and under Clerk's File Number 6857, in Book 1595, Page 226, Records, Caddo County, Oklahoma. (Sager 1-34)

                  (xiii) Release of Overriding Royalty Interest, dated effective November 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 442 in Book, 1616, Page 239, Records, Caddo County, Oklahoma and under Clerk's File Number 9502784, in Book 1968, Page 79, Records, Caddo County, Oklahoma. (Edna 1-10)

                  (xiv) Release of Overriding Royalty Interest, dated effective October 1, 1992 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 6202, in Book 1328, Page 825, Records, Garvin County, Oklahoma; under Clerk's File Number 6145, in Book 1334, Page 375, Records, McClain County, Oklahoma, under Clerk's File Number 7212, in Book 553, Page 185, Ellis County, Oklahoma; under Clerk's File Number 27733 in Book 1283, Page 343, Major County, Oklahoma; under Clerk's File Number 2221 in Book 952, Page 185, Dewey County, Oklahoma; under Clerk's File Number 6771 in Book 1741, Page 173, Caddo County, Oklahoma; under Clerk's File Number 5424 in Book 870, Page 521, Custer County, Oklahoma; under Clerk's File Number 14393 in Book 1757, Page 541, Canadian County, Oklahoma; under Clerk's File Number 6381 in Book 1762, Page 155, Seminole County, Oklahoma; under Clerk's File Number 65460 in Book 411, Page 332, Latimer County, Oklahoma; under Clerk's File Number 7853 in Book 767, Page 39, Pittsburgh County, Oklahoma; under Clerk's File Number 3050 in Book 642, Page 733; under Clerk's File Number C3355 in Book 884, Page 420; under Clerk's File Number 4334 in Book 1295, Page 120, Kingfisher County, Oklahoma; under Clerk's File Number 08507 in Book 2467, Page 87 (Borneman #1-20, Epperly #1-24, De Lois Phillips #1-32, Lloyd Hawkins #2-8, Berry #1-29, McLean Choate #2-29, Jessie #1-24)

                  (xiv) Release of Overriding Royalty Interest, dated effective October 1, 1992 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number [], in Book [], Page [], Records, Garvin County, Oklahoma; under Clerk's File Number [], in Book [], Page [], Records, McClain County, Oklahoma, under Clerk's File Number [], in Book [], Page [], Ellis County, Oklahoma; under Clerk's File Number [] in Book [], Page [], Major County, Oklahoma; under Clerk's File Number [] in Book [], Page [], Dewey County, Oklahoma; under Clerk's File Number 6770 in Book 1741, Page 164, Caddo County, Oklahoma; under Clerk's File Number [] in Book [], Page [], Custer County, Oklahoma; under Clerk's File Number [] in Book [], Page [], Canadian County, Oklahoma; under Clerk's File Number [] in Book [], Page [], Seminole County, Oklahoma; under Clerk's File Number [] in Book [], Page [], Latimer County, Oklahoma; under Clerk's File Number [] in Book [], Page [], Pittsburgh County, Oklahoma; under Clerk's File Number [] in Book [], Page []; under Clerk's File Number C3354 in Book 884, Page 411; under Clerk's File Number [] in Book [], Page [], Kingfisher County, Oklahoma; under Clerk's File Number [] in Book [], Page [] (Bechtold #1, Bechtold #2, Weaber #1 and #1C, Weaber #2)

                  (xv) Release of Overriding Royalty Interest, dated effective September 1, 1990 from Morgan Guaranty Trust Company of New York, as

                           Trustee under Declaration of Trust dated November
                           10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 6344 in Book 1284, Page 394, Garvin County, Oklahoma. (Park #1-19, Barrett A #1-19, Hammer #1-14, Aetna #1-29, Garner #1-29, Laverne 1-20, Terry 1-20, Terry C 1-20, Nipper 2-8, Olin 1-30)

                  (xvi) Release of Overriding Royalty Interest, dated effective September 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number A3021 in Book 830, Page 238, Beaver County, Oklahoma. (Colvin #1-2, Dick #1-2, Saunders #1-2, Dehart #1, Marjor #1, Morris 1-22, Naylor Farms #1, Naylor 1, Regnier #1-21, Regnier #2-21, Weaber #1)

                  (xvii) Release of Overriding Royalty Interest, dated effective September 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 5974 in Book 1588, Page 21, Caddo County, Oklahoma. (Park #1-19, Barrett A #1-19, Hammer #1-14, Aetna #1-29,
                           Garner #1-29, Laverne 1-20, Terry 1-20, Terry C 1-20, Nipper 2-8, Olin 1-30, Colvin #1-2, Dick #1-2, Saunders #1- 2, Dehart #1, Marjor #1, Morris 1-22, Naylor Farms #1, Naylor 1, Regnier #1-21, Regnier #2-21, Weaber #1)

8. AUSTIN PROPERTIES - DEWEY, GRANT, LOVE, MCCLAIN, BEAVER, CLEVELAND, CIMARRON, WASHITA, LATIMER, KINGFISHER, MAJOR, PITTSBURGH, SEMINOLE, BLAINE, CADDO, CANADIAN, CUSTER, ELLIS AND GARVIN COUNTIES, OKLAHOMA

         (a) Conveyance of Overriding Royalty Interest, dated effective January 1, 1988 from PetroCorp Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), recorded in Book 1430, Page 117, Caddo County, Oklahoma; in Book 779, Page 37, Beaver County, Oklahoma; in Book 560, Page 415, Blaine County Oklahoma; in Book 764, Page 306, Custer County, Oklahoma; in Book 1546, Page 466, Canadian County, Oklahoma; in Book 787, Page 17, Dewey County, Oklahoma; in Book 501, Page 529, Ellis County, Oklahoma; in Book 1231, Page 716, Garvin County, Oklahoma; in Book 1999, Page 141, Grady County, Oklahoma; in Book 1053, Page 278, Kingfisher County, Oklahoma; in Book 315, Page 215, Latimer County, Oklahoma; in Book 1051, Page 99, Major County, Oklahoma; in Book 1243, Page 367, McClain County, Oklahoma; in Book 677, Page 326, Pittsburg County, Oklahoma and in Book 1611, Page 1, Records, Seminole County, Oklahoma.

         (b) Conveyance of Overriding Royalty Interest, dated effective September 1, 1988 from PetroCorp Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum I), recorded under Clerk's File Number 02207 in Book 821, Page 194, Dewey County, Oklahoma, under Clerk's File Number 1472 in Book 445, Page 569, Grant County, Oklahoma, under Clerk's File Number 1894 in Book 402, Page 270, Love County, Oklahoma, under Clerk's File Number 3880 in Book 1261, Page 61, McClain County, Oklahoma; Clerk's File Number L2652, in Book 801, Page 702, Beaver County, Oklahoma; under Clerk's File Number 15659 in Book 2171, Page 637, Cleveland County, Oklahoma; under Clerk's File Number 2684 in Book 267, Page 69, Cimarron County, Oklahoma and under Clerk's File Number 2491 in Book 742, Page 684, Washita County, Oklahoma.

         (c) Conveyance of Overriding Royalty Interest, dated effective September 1, 1988 from PetroCorp Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 02208 in Book 821, Page 235, Dewey County, Oklahoma; under Clerk's File Number 1473 in Book 445, Page 616, Grant County, Oklahoma; under Clerk's File Number 1895 in Book 402, Page 310, Love County, Oklahoma; under Clerk's File Number 3879 in Book 1261, Page 14, McClain County, Oklahoma; under Clerk's File Number L2651 in Book 801, Page 644, Beaver County, Oklahoma; under Clerk's File Number 15658 in Book 2171, Page 572, Cleveland County, Oklahoma; under Clerk's File Number 2683, in Book 267, Page 30, Cimarron County, Oklahoma and under Clerk's File Number 2490 in Book 742, Page 643, Washita County, Oklahoma.

                  (i) Supplement Number One to Conveyance of Overriding Royalty Interest, dated effective January 1, 1988 from PetroCorp to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number [ ]in Book [ ], Page [ ], Records, Dewey County, Oklahoma, under Clerk's File Number [ ] in Book [ ], Page [ ], Records Grant County, Oklahoma, under Clerk's File Number [ ] in Book [ ], Page [ ], Records, Love County, Oklahoma, under Clerk's File Number [ ] in Book [ ], Page [ ], Records, McClain County, Oklahoma, under Clerk's File Number [ ] in Book [ ], Page [ ], Records Beaver County, Oklahoma , under Clerk's File Number [ ] in Book [ ], Page [ ], Records, Cleveland County, Oklahoma, under Clerk's File Number [ ], in Book [ ], Page [ ], Cimarron County, Oklahoma and under Clerk's File Number [ ] in Book [ ], Page [ ], Records, Washita County, Oklahoma.

                  (ii) Ratification of Conveyance of Overriding Royalty Interest, dated effective January 1, 1988 from PetroCorp Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II), recorded; in Book 802, Page 449, Records Beaver County, Oklahoma; in Book 574, Page 704, Blaine County, Oklahoma; in Book 1496, Page 77, Caddo County, Oklahoma; in Book 1587, Page 336, Canadian County, Oklahoma; in Book 786, Page 549, Custer County, Oklahoma; in Book 823, Page 233, Dewey County, Oklahoma; in Book 2092, Page 23, Grady County, Oklahoma; in Book 1106, Page 52, Kingfisher County, Oklahoma; in Book 1100, Page 269, Major County, Oklahoma; in Book 1261, Page 753, McClain County, Oklahoma; in Book 1629, Page 144, Seminole County, Oklahoma; in Book 512, Page 203, Ellis County, Oklahoma; in Book 1253, Page 201, Garvin County, Oklahoma; in Book [], Page [], Hughes County, Oklahoma; in Book 336, Page 246, Latimer County, Oklahoma; in Book 696, Page 61, Pittsburg County, Oklahoma.

                  (iii) Release of Overriding Royalty Interest, dated effective September 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 78598, in Book 2231, Page 210, Records, Grady County, Oklahoma; under Clerk's File Number 4404, in Book 1178, Page 121, Records Kingfisher County, Oklahoma; under Clerk's File Number 50096, in Book 364, Page 1, Records Latimer County, Oklahoma; under Clerk's File Number 16292, in Book 1172, Page 226, Records, Major County, Oklahoma; under Clerk's File Number 6684 in Book 1288, Page 423, Records, McClain County, Oklahoma; under Clerk's File Number 011246 in Book 726, Page 170, Records, Pittsburgh County, Oklahoma; under Clerk's File Number 5629 in Book 1653, Page 253, Records, Seminole County, Oklahoma; under Clerk's File Number A3022 in Book 830, Page 258, Records, Beaver County, Oklahoma; under Clerk's File Number 3715 in Book 602, Page 72, Records, Blaine County, Oklahoma; under Clerk's File Number 5975 in Book 1588, Page 62, Records, Caddo County, Oklahoma; under Clerk's File Number 12975 in Book 1649, Page 121, Records, Canadian County, Oklahoma; under Clerk's File Number 4583 in Book 817, Page 334, Records, Custer County, Oklahoma; under Clerk's File Number 002785 in Book 872, Page 290, Records, Dewey County, Oklahoma; under Clerk's File Number 728 in Book 528, Page 350, Records, Ellis County, Oklahoma and under Clerk's File Number 6345 in Book 1284, Page 420, Records,

                           Garvin County, Oklahoma. (Berg "A" #1, Brack #1-7, Bradford #1- 18, Comptom #1-8, Cooper #1-20, Duncan #1-32, Freda #1-19, Gepner #1-28, Moon #1-32, Price
                           #1-17, Schenk #1-18, Sober #1-6, Souther #1-31,
                           Strack #1-20, White #1-3, Williams #1-32, Coffey #1-9, Deremer Estate #1-6, Flanigan #1-29, Jenna #1-8, London #1-3, Majors #1-6, Meriwether #2-5, Seward #1-8 and Barbara Jane Unit, Velma Newton #1-26, Heupel #2-30, Pettigrew #1-32, Thiel #1-10, Tomkinson #1-17, Willard #1-36, Abercrombie #1, Davis #1-30, Mercer #1-11, Lucille Rauh #1-20, Sanderson #1-8, Sarkeys #1-21, Silva Evans #1, Barnes #1-25, Hay #1-16, Mitchell #1-21, Pearson Voss #1, Rachel Vilhauer #1-27, Lyons #1-27, Mollie #1-17, Campbell #1-35, Bell #1-26, Bell #3-26, Bell #4-26, Harris
                           #1-25, Lizzie Harber #1-11)

                  (iv) Release of Overriding Royalty Interest, dated effective August 12, 1992 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 6770, in Book 1741, Page 164, Records, Caddo County, Oklahoma.

                  (v) Release of Overriding Royalty Interest dated effective August 30, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 79025, in Book 2234, Page 281, Records, Grady County, Oklahoma; under Clerk's File Number 4531, in Book 1179, Page 312, Records Kingfisher County, Oklahoma; under Clerk's File Number 50207, in Book 364, Page 397, Records Latimer County, Oklahoma; under Clerk's File Number 16410, in Book 1174, Page 116, Records, Major County, Oklahoma; in Book 726, Page 401, Records, McClain County, Oklahoma; under Clerk's File Number 5737 in Book 1653, Page 527, Records, Seminole County, Oklahoma; under Clerk's File Number A3181 in Book 831, Page 105, Records, Beaver County, Oklahoma; under Clerk's File Number 3774 in Book 602, Page 492, Records, Blaine County, Oklahoma; under Clerk's File Number 5940 in Book 1587, Page 228, Records, Caddo County, Oklahoma; under Clerk's File Number 13266 in Book 1650, Page 58, Records, Canadian County, Oklahoma; under Clerk's File Number 4758 in Book 818, Page 79, Records, Custer County, Oklahoma; under Clerk's File Number 002834 in Book 873, Page 177, Records, Dewey County, Oklahoma; under Clerk's File Number 766 in Book 528, Page 565, Records, Ellis County, Oklahoma and under Clerk's File Number 6674 in Book

                           1285, Page 512, Records, Garvin County, Oklahoma. (Bennett #1-9 and Upperly #1-9)

                  (vi) Release of Overriding Royalty Interest dated effective August 6, 1991 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp recorded under Clerk's File Number 93596, in Book 2349, Page 115, Records, Grady County, Oklahoma; under Clerk's File Number 4060, in Book 1237, Page 224, Records Kingfisher County, Oklahoma; under Clerk's File Number 58504, in Book 388, Page 524, Records Latimer County, Oklahoma; under Clerk's File Number 21684, in Book 1223, Page 95, Records, Major County, Oklahoma; under Clerk's File Number 5654 in Book 1310, Page 897, Records, McClain County, Oklahoma; under Clerk's File Number 08102 in Book 747, Page 348, Records, Pittsburgh County, Oklahoma; under Clerk's File Number 5714 in Book 1695, Page 128, Records, Seminole County, Oklahoma; under Clerk's File Number B3533 in Book 856, Page 634, Records, Beaver County, Oklahoma; under Clerk's File Number 2911 in Book 621, Page 582, Records, Blaine County, Oklahoma; under Clerk's File Number 5753 in Book 1662, Page 182, Records, Caddo County, Oklahoma; under Clerk's File Number 12305 in Book 1698, Page 241, Records, Canadian County, Oklahoma; under Clerk's File Number 4805 in Book 844, Page 229, Records, Custer County, Oklahoma; under Clerk's File Number 002747 in Book 913, Page 116, Records, Dewey County, Oklahoma; under Clerk's File Number 3978 in Book 540, Page 931, Records, Ellis County, Oklahoma and under Clerk's File Number 6075 in Book 1311, Page 192, Records, Garvin County, Oklahoma. (Greer #1-32)

                  (vii) Release of Overriding Royalty Interest dated effective January 1, 1991 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp recorded in Book 2349, Page 106, Records, Grady County, Oklahoma; in Book 1237, Page 215, Kingfisher County, Oklahoma; in Book 388, Page 529, Latimer County, Oklahoma; in Book 1223, Page 86, Major County, Oklahoma; in Book 1310, Page 888, McClain County, Oklahoma; in Book 747, Page 347, Pittsburgh County, Oklahoma; in Book 1695, Page 119, Seminole County, Oklahoma; in Book 856, Page 625, Beaver County, Oklahoma; Book 621, Page 587, Blaine County, Oklahoma; in Book 1662, Page 187, Caddo County, Oklahoma; in Book 1698, Page 232, Canadian County, Oklahoma; in Book 844, Page 220, Custer County,

                           Oklahoma; in Book 913, Page 107, Dewey County, Oklahoma; in Book 540, Page 922, Ellis County, Oklahoma and under Clerk's File Number 6075 in Book 1311, Page 183, Records, Garvin County, Oklahoma. (Cathey #1-3)

                  (viii) Partial Release of Overriding Royalty Interest, dated effective July 31, 1995 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 001664, in Book 720, Page 40, Blaine County, Oklahoma; under Clerk's File Number 03237 in Book 1447, Page 650, Garvin County, Oklahoma. (Ferguson 1-1 - Old McLish Sand Unit Well No. 18)

                  (ix) Release of Overriding Royalty Interest, dated effective October 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under Clerk's File Number 128087, in Book 2880, Page 502, Grady County, Oklahoma; under Clerk's File Number [ ], in Book [ ], Page [ ], Kingfisher County, Oklahoma; under Clerk's File Number 388810, in Book 494, Page 765, Latimer County, Oklahoma; under Clerk's File Number [ ], in Book [ ], Page [ ], Major County, Oklahoma; under Clerk's File Number [ ] in Book [ ], Page [ ], McClain County, Oklahoma; under Clerk's File Number [ ] in Book [ ], Page [ ], Pittsburg County, Oklahoma; under Clerk's File Number [ ] in Book [ ], Page [ ], Seminole County, Oklahoma; under Clerk's File Number 003377 in Book [], Page [], Beaver County, Oklahoma; in Book 726, Page 124, Blaine County, Oklahoma; under Clerk's File Number 9606575 in Book 2074, Page 504, Caddo County, Oklahoma; under Clerk's File Number 9606573 in Book 2074, Page 494, Caddo County, Oklahoma; under Clerk's File Number 9606574 in Book 2074, Page 499, Caddo County, Oklahoma; under Clerk's File Number 9606576 in Book 2074, Page 510, Caddo County, Oklahoma; under Clerk's File Number 9606577 in Book 2074, Page 515, Caddo County, Oklahoma under Clerk's File Number 016735 in Book 2017, Page 97, Canadian County, Oklahoma; under Clerk's File Number 4632 in Book 981, Page 256, Custer County, Oklahoma; under Clerk's File Number 002340 in Book 1052, Page 268, Dewey County, Oklahoma; under Clerk's File Number 002339 in Book 1052, Page 263, Dewey County, Oklahoma and under Clerk's File Number 06501 in Book 1456, Page 687, Garvin County, Oklahoma. (Christensen 1-17, Dobbins 1-17, Lollie 1-17, Biswell 1-12, Lowry 1-30, Lubinus 1-15, Whitehead 1-23, Entz

                           2-23, Stange 1-31, Byrum 1-4, Klaassen 1-4, Entz State 1-7, Meacham 1-7, West 1-7, Richard 1-7, Cooley 1-6, Leck 1-2, Leck 1- A, Teeters 1-12, Schidler 1-12, Shaw 1-25, Tidball 1-26, Eola NW Block (Mclish) Unit, McComas 1-19, Ruth Weaver 1-19, Colvard 1- 10)

                  (x) Release of Overriding Royalty Interest, dated effective August 1, 1992 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under in Book 2471, Page 265, Grady County, Oklahoma; in Book 1297, Page 77, Kingfisher County, Oklahoma; in Book 412, Page 1, Latimer County, Oklahoma; in Book 1286, Page 4, Major County, Oklahoma; in Book 1334, Page 650, McClain County, Oklahoma; in Book 768, Page 50, Pittsburg County, Oklahoma; in Book 1764, Page 237, Seminole County, Oklahoma; in Book 885, Page 213, Beaver County, Oklahoma; in Book 643, Page 495, Blaine County, Oklahoma; in Book 1744, Page 15, Caddo County, Oklahoma; in Book 1759, Page 724, Canadian County, Oklahoma; in Book 871, Page 478, Custer County, Oklahoma; in Book 953, Page 299, Dewey County, Oklahoma; in Book 553, Page 668, Ellis County, Oklahoma and in Book 1338, Page 802, Garvin County, Oklahoma. (Otto #1-9, Beebe #1-15, Three Cross Ranch #1-17, P. F. Beeler-Barby #1-17 and Gladys #1-26)

                  (xi) Release of Overriding Royalty Interest, dated effective January 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund to PetroCorp, recorded under in Book 2203, Page 261, Grady County, Oklahoma; in Book 1161, Page 254, Kingfisher County, Oklahoma; in Book 358, Page 335, Latimer County, Oklahoma; in Book 1149, Page 323, Major County, Oklahoma; in Book 1282, Page 858, McClain County, Oklahoma; in Book 720, Page 125, Pittsburg County, Oklahoma; in Book 1649, Page 336, Seminole County, Oklahoma; in Book 824, Page 784, Beaver County, Oklahoma; in Book 592, Page 701, Blaine County, Oklahoma; in Book 1569, Page 281, Caddo County, Oklahoma; in Book 1633, Page 785, Canadian County, Oklahoma; in Book 811, Page 649, Custer County, Oklahoma; in Book 862, Page 119, Dewey County, Oklahoma; in Book 524, Page 674, Ellis County, Oklahoma and in Book 1278, Page 326, Garvin County, Oklahoma. (Flora Gourley #1-30)

9.       J.C. MARTIN FIELD (NET PROFITS ROYALTY INTEREST) - ZAPATA COUNTY, TEXAS

         (a) Conveyance of Overriding Royalty Interest, dated effective November 1, 1987 from Jennifer Jaffe Gutmann, et al. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 077573, Book 380, Page 492, Zapata County, Texas.

10.      GILMER FIELD - UPSHUR COUNTY, TEXAS

         (a) Conveyance of Overriding Royalty Interest, Upshur County, Texas, dated effective October 1, 1997 from Goldston Oil Corporation, Iris Goldston, Ltd. and Mayfield Corporation, et al. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 000111, Volume 282, Page 747, Upshur County, Texas.

         (b) Conveyance of Overriding Royalty Interest in Specified Wells, dated effective October 1, 1997 from Goldston Oil Corporation, Iris Goldston, Ltd. and Mayfield Corporation, et al. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 000112, Volume 282, Page 764, Upshur County, Texas.

                  (i) Amendment and Correction of Reconveyance and Conveyances dated effective October 1, 1997 by and between Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II) and Goldston Oil Corporation, et al., recorded under Clerk's File Number [ ] in Book [], Page [], Upshur County, Texas.

11.      LOPENO/VOLPE FIELDS - ZAPATA AND STARR COUNTIES, TEXAS

         (a) Conveyance of Overriding Royalty Interest, dated effective February 1, 1995 from Mustang Oil and Gas Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 174730, Volume 712, Page 650, Starr County, Texas and under Clerk's File Number 100521, Volume 513, Page 67, Records, Zapata County, Texas.

                  (i) Correction of Conveyance of Overriding Royalty Interest, dated effective February 1, 1995 from Mustang Oil and Gas Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under

                           Clerk's File Number 181070, Volume 736, Page 661, Starr County, Texas and under Clerk's File Number 102567, Volume 526, Page 43, Zapata County, Texas.

                  (ii) Amendment to Conveyance of Overriding Royalty Interest and Ancillary Agreement, dated effective May 1, 1995 from Mustang Oil and Gas Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 182865, Volume 745, Page 64, Starr County, Texas and under Clerk's File Number 103628, Volume 532, Page 337, Zapata County, Texas.

                  (iii) Amendment to Conveyance of Overriding Royalty Interest and Ancillary Agreement, dated effective January 1, 1996 from Mustang Oil and Gas Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 186535, Volume 760, Page 117, Starr County, Texas and under Clerk's File Number 105578, Volume 544, Page 390, Zapata County, Texas.

                  (iv) Partial Release of Overriding Royalty Interest, dated effective February 1, 1995 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II) to Mustang Oil& Gas Corporation, recorded under Clerk's File Number 182866, Volume 745, Page 68, Starr County, Texas and under Clerk's File Number 103629, Volume 532, Page 341, Zapata County, Texas.

         (b) Acknowledgment Agreement dated effective June 17, 1997 by and between Mustang Oil and Gas Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 191984, Volume 784, Page 173, Starr County, Texas and under Clerk's File Number 110102, Volume 577, Page 788, Zapata, County, Texas.

12.      SEGNO FIELD - HARDIN AND POLK COUNTIES, TEXAS

         (a) Conveyance of Overriding Royalty Interest, dated effective October 3, 1994 from Lobo Energy, Inc. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund, recorded under Clerk's File Number 8520 in Book 949, Page 484, Polk County, Texas.

         (b) Conveyance of Overriding Royalty Interest, dated effective February 2, 1992 from Lobo Resources, Ltd. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund, recorded under Clerk's File Number 2605 in Book 841, Page 578, Polk County, Texas and under Clerk's File Number 21441 in Book 943, Page 216, Records, Hardin County, Texas.

13.      FLORES FIELD - STARR COUNTY, TEXAS

         (a) Conveyance of Overriding Royalty Interest, dated effective June 1, 1994 from Esenjay Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 171082 in Book 697, Page 93, Starr County, Texas.

                  (i) Amendment to Conveyance of Overriding Royalty Interest, dated effective June 3, 1994 from Esenjay Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 174167, Book 710, Page 228, Records, Starr County, Texas.

                  (ii) Amendment of Conveyance of Overriding Royalty Interest and Ancillary Agreement, dated effective May 1, 1996 from Esenjay Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 189182, Book 771, Page 285, Records, Starr County, Texas.

         (b) Conveyance of Overriding Royalty Interest (AMI-January 1997), dated effective January 10, 1997 from Esenjay Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded in Book 771, Page 244, Records, Starr County, Texas.

                  (i) Partial Release of Overriding Royalty Interest with respect to certain interests, dated effective January 9, 1997 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II) to Esenjay Petroleum Corporation, recorded under Clerk's File Number 189181, Volume 771, Page 281, Records, Starr County, Texas.

14.      CONLEY FIELD - HARDEMAN COUNTY, TEXAS

         (a) Conveyance of Overriding Royalty Interest, dated effective January 1, 1990 from Twin Montana, Inc. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded in Book 310, Page 768, Records, Hardeman County, Texas.

         (b) Conveyance of Overriding Royalty Interest, dated effective January 1, 1990 from Talus, Inc. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded in Book 310, Page 801, Records, Hardeman County, Texas.

15.      GIDDINGS FIELD - BURLESON, FAYETTE AND LEE COUNTIES, TEXAS

         (a) Conveyance of Overriding Royalty Interest - Giddings and Big A Taylor Fields (Number One), dated effective April 1, 1985 from Texas International Petroleum Corporation, et al. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), recorded in Book 130, Page 497, Oil & Gas Lease Records, Burleson County, in Book 239, Page 72, Oil & Gas Records, Fayette County and Book 500, Page 398, Real Property Records, Lee County, Texas.

                  (i) Amendment Number One to Conveyance of Overriding Royalty Interest (Giddings AMI Big A Taylor Field), dated effective August 1, 1988 from Total Minatome Corporation, et al. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), recorded in Book 151, Page 500, Oil & Gas Lease Records, Burleson County, in Book 278, Page 778, Oil & Gas Records, Fayette County and Book 599, Page 873, Real Property Records, Lee County, Texas.

         (b) Conveyance of Overriding Royalty Interest -Giddings and Big A Taylor Fields (Number Two), dated effective April 1, 1985 from and Texas International Petroleum Corporation, et al. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), recorded in Book 130, Page 552, Oil & Gas Lease Records, Burleson County, in Book 239, Page 125, Records, Oil & Gas Records, Fayette County and Book 500, Page 453, Real Property Records, Lee County, Texas.

                  (i) Amendment to Conveyance of Overriding Royalty Interest and Ancillary Agreement (September 1, 1996), dated effective August 1, 1996 from Bellwether Exploration Company to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), recorded in Book 259, Page 657, Oil & Gas Lease Records, Burleson County, in Book 986, Page 154, Records, Fayette County and Book 799, Page 317, Records, Lee County, Texas.

                  (ii) Second Amendment to Conveyance of Overriding Royalty Interest, dated effective October 1, 1992 from Hampton Resources Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded in Book 210, Page 217, Records, Burleson County, in Book 344, Page 234, Records, Fayette County and Book 684, Page 792, Records, Lee County, Texas.

                  (iii) Release of Overriding Royalty Interest with Respect to Certain Referenced Interests, dated effective January 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum) to Total Minatome Corporation, et al., recorded under Clerk's File Number 96-3479, Volume 956, Page 565, Records, Fayette County, Texas. (Hackebeil #1-B)

                  (iv) Release of Overriding Royalty Interest with Respect to Certain Referenced Interests, dated effective January 1, 1992 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum) to United Oil & Minerals, Inc. and Bill Fenn, recorded under Clerk's File Number [ ], Volume [ ], Page [ ], Records, Fayette County, Texas. (McElroy #1, Farmer #1, Calley #1)

                  (v) Release of Overriding Royalty Interest with Respect to Certain Referenced Interests, dated effective March 1, 1989 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, for the Commingled Pension Trust Fund (Petroleum) to Fashion Group Limited, Inc., recorded in Volume 157, Page 460 (Producing Properties) and Volume 157, Page

                           467 (Non-Producing Properties), Oil & Gas Lease Records, Burleson County, in Book 288, Page 754 (Producing Properties) and Book 288, Page 761 (Non-Producing Properties), Oil & Gas Records, Fayette County, and in Book 619, Page 21 (Producing Properties) and Book 619, Page 28 (Non-Producing Properties), Real Property Records, Lee County, Texas. (Varisco #1)

16.      CADRE FIELD - HIDALGO COUNTY, TEXAS

         (a) Conveyance of Overriding Royalty Interest, dated effective November 20, 1993 from Hampton Resources Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 355583 in Book [ ], Page [ ], Records, Hidalgo County, Texas.

                  (i) First Amendment to Conveyance of Overriding Royalty Interest, dated February 1, 1994 from Hampton Resources Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded in Book [ ], Page [ ], Records, Hidalgo County, Texas.

17.      AWP FIELD - MCMULLEN COUNTY, TEXAS

         (a) Conveyance of Overriding Royalty Interest, dated effective July 1, 1985 from Austral Oil Company Incorporated to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number in Book [ ], Page [ ], Records, McMullen County, Texas.

18. ALLISON PARKS FIELD - HANSFORD, WHEELER, HEMPHILL, OCHILTREE AND ROBERTS COUNTIES, TEXAS AND CUSTER AND ROGER MILLS COUNTY, OKLAHOMA

         (a) Conveyance of Overriding Royalty Interest, dated effective September 1, 1985 from Earl T.Smith, et al. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded in Book 161, Page 33, Records, Hansford County, Texas, in Book 344, Page 642, Records Wheeler County, Texas, in Book 211, Page 1, Records, Hemphill County, Texas, in Book 434, Page 295, Records, Ochiltree County, Texas, in Book 94, Page 374, Records, Roberts County, Texas, in Book 673, Page 719, Custer County, Oklahoma and in Book 771, Page 177, Roger Mills County, Oklahoma.

                  (i) Partial Release of Overriding Royalty Interest effective June 1, 1996 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, for the Commingled Pension Trust Fund (Petroleum) to Kerr McGee (successor to Flag Redfern Oil Company) recorded under Clerk's File Number 52576 in Book 244, Page 539, Records, Hansford County, Texas and in Volume 441, Page 319, Wheeler County, Texas.

                  (ii) Partial Release of Overriding Royalty Interest dated effective December 1, 1994 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, for the Commingled Pension Trust Fund (Petroleum) to Kerr McGee (successor to Flag Redfern Oil Company) recorded under Clerk's File Number 7798 in Book 936, Page 9, Records, Custer County, Oklahoma. (McCleland 1-1
                           Unit)

                  (iii) Partial Release of Overriding Royalty Interest (Conner No. 1 Unit) effective April 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, for the Commingled Pension Trust Fund (Petroleum) to Kerr McGee (successor to Flag Redfern Oil Company) recorded in Book [ ], Page [ ], Records, Ochiltree County, Texas.

                  (iv) Partial Release of Overriding Royalty Interest (Lois Bail No. 1 Unit) effective November 16, 1993 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, for the Commingled Pension Trust Fund (Petroleum) to Kerr McGee (successor to Flag Redfern Oil Company) recorded in Book [ ], Page [ ], Records, Roberts County, Texas.

                  (v) Partial Release of Overriding Royalty Interest effective April 1, 1990 from Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, for the Commingled Pension Trust Fund (Petroleum) to Kerr McGee (successor to Flag Redfern Oil Company) recorded in Book [ ], Page [ ], Records, Roberts County, Texas and in Book [ ], Hemphill County, Texas.

19.      BLUE FOREST UNIT, SWEETWATER COUNTY WYOMING

         (a) Conveyance of Overriding Royalty Interest, dated effective January 1, 1989 from Kaiser Francis Oil Company to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), recorded in Book [ ], Page [ ], Sweetwater County, Wyoming.

Part II - Royalty Interests

1.       J.C. MARTIN FIELD (ROYALTY INTEREST) - ZAPATA COUNTY, TEXAS

         (a) Conveyance and Assignment, dated effective January 1, 1989 from Lannie Lou Mecom Moses to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), recorded under Clerk's File Number 82567, Book 409, Page 386, Official Records, Zapata County, Texas.

         (b) Assignment of Overriding Royalty Interest, dated effective January 26, 1988 from Jennifer Jaffe Gutmann, et al. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 077575, Book 380, Page 550, Zapata County, Texas.

         (c) Non-Participating Royalty Deed, dated effective January 26, 1988 from Jaffe Energy, Inc. to Flag-Redfern Oil Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 077576, Book 380, Page 563, Zapata County, Texas.


2.       EAST SEVEN SISTERS (ROYALTY) -  DUVAL COUNTY, TEXAS

         (a) Royalty Deed dated April 1, 1985 from Mary Martha Mackay Johnson Stanford to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 12068 in Book 395, Page 97, Records, Duval County, Texas.

         (b) Royalty Deed dated April 1, 1985 from Vortt Exploration Company, Inc. to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 12069 in Book 395, Page 102, Records, Duval County, Texas.

         (c) Royalty Deed dated January 1, 1985 from Travis W. Hazelwood to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 12490 in Book 396, Page 468, Records, Duval County, Texas.

         (d) Royalty Deed dated January 1, 185 from Julianna Hazelwood Grieder Browne to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of

                  Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 12489 in Book 396, Page 463 and under Clerk's File Number 13900 in Book 403, Page 319, Records, Duval County, Texas.

3.       GILMER FIELD - UPSHUR COUNTY, TEXAS

         (a) Correction Royalty Deed and Mineral Deed dated July 10, 1992 from Goldston Oil Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number 3823 in Book 111, Page 986, Upshur County, Texas.

         (b) Assignment of Overriding Royalty dated January 1, 1996 from Goldston Oil Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), et al., recorded under Clerk's File Number 8810 in Book 240, Page 943, Upshur County, Texas.

         (c)      Assignment of Overriding Royalty dated April 5, 1993 from Jack
                  H. Mayfield, Jr. Trustee to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), et al., recorded under Clerk's File Number 1846 in Book 129, Page 136, Upshur County, Texas.

                                    EXHIBIT B
                    Ancillary Agreements and Other Agreements

                                                                 DRAFT: 03/19/98

1.       MELVIN FIELD - CLARKE COUNTY, MISSISSIPPI AND CHOCTAW COUNTY, ALABAMA

         (a) Ancillary Agreement, dated effective March 31, 1994 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (b) Letter Agreement dated June 25, 1994 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (c) Letter of Intent dated April 18, 1994 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

2.       GLICK FIELD - BARTON, COMANCHE, KIOWA AND RUSSELL COUNTIES KANSAS

         (a) Indemnity Agreement dated effective January 1, 1987 by and between PetroCorp, Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund.

         (b) Ancillary Agreement, dated effective January 1, 1987 by and between PetroCorp, Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund.

         (c) Assumption Agreement dated effective October 1, 1992 by and between PetroCorp, Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), as Assignee.

         (d) Supplement to Ancillary Agreement, dated effective January 1, 1987 by and between PetroCorp, Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund.

3.       SIX FIELDS - CREEK, ELLIS, NOBLE AND WOODS COUNTIES, OKLAHOMA

         (a) Ancillary Agreement, dated effective June 1, 1991 by and between PetroCorp, Incorporated and Investment Royalty Corporation.

         (b) Assumption Agreement dated October 1, 1992 by and between PetroCorp, Incorporated and Investment Royalty Corporation.

         (c) Letter Agreement dated December 4, 1991 by and between PetroCorp, Incorporated and Investment Royalty Corporation.

         (d) Letter Agreement dated September 22, 1995 by and between PetroCorp, Incorporated and Investment Royalty Corporation.

         (e) Letter Agreement dated August 15, 1996 by and between PetroCorp, Incorporated and Investment Royalty Corporation.

4.       EAST HACKBERRY FIELD - CAMERON PARISH, LOUISIANA

         (a) Ancillary Agreement dated effective May 1, 1994 by and between WRT Energy Corporation and Milam Royalty Corporation.

         (b) Ancillary Agreement dated effective May 1, 1994 by and between Southern Petroleum Company and Milam Royalty Corporation.

         (c) Letter Agreement dated August 31, 1994 by and between WRT Energy Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (d) Letter Agreement dated June 29, 1992 by and between WRT Energy Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (e) Letter Agreement dated April 20, 1994 by and between WRT Energy Corporation, Southern Petroleum Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (f) Letter Agreement dated May 1, 1994 by and between WRT Energy Corporation Southern Petroleum Company and Milam Royalty Corporation.

         (g) Letter Agreement dated September 26, 1994 by and between WRT Energy Corporation, Southern Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

5.       N.E. MOREWOOD FIELD - CUSTER AND ROGER MILLS COUNTIES, OKLAHOMA

         (a) Ancillary Agreement, dated effective September 1, 1984 by and between Woods 1980-I Drilling Program and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (b) Ancillary Agreement, dated effective September 1, 1984 by and between Woods 1978-I Drilling Program and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (c) Ancillary Agreement, dated effective September 1, 1984 by and between Woods 1981-I Drilling Program and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (d) Assumption Agreement dated effective September 1, 1984 by and between Woods 19780 Drilling Program and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (e) Indemnity Agreement dated effective September 1, 1984 by and between Woods 1981-I Drilling Program and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (f) Limited Partner Assumption Agreement dated effective October 1, 1987 by and between Woods Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (g) Assumption Agreement dated effective October 1, 1987 by and between Woods 1978 Drilling Program and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (h) Assumption Agreement dated effective October 1, 1990 by and between Sonat Exploration Company and Morgan Guaranty Trust Company of New York, as

                  Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

6. ANADARKO BASIN PROPERTIES - BECKHAM, CADDO, COMANCHE, CUSTER, ROGER MILLS, AND GRADY COUNTIES OKLAHOMA AND HEMPHILL COUNTY, TEXAS

         (a) Ancillary Agreement, dated effective July 2, 1987 by and between Dyco Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (b) Supplement to Ancillary Agreement dated January 12, 1988 by and between Dyco Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (c) Supplement to Ancillary Agreement dated April 1, 1988 by and between Dyco Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (d) Supplement to Ancillary Agreement dated February 13, 1989 by and between Dyco Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (e) Supplement to Ancillary Agreement dated May 1, 1989 by and between Dyco Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (f) Amendment to Ancillary Agreement dated effective July 2, 1987 by and between Dyco Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number in Book 1055, Page 310, Beckham County, Oklahoma, under Clerk's File Number 12281 in Book 1454, Page 1, Caddo County, Oklahoma, under Clerk's File Number 019460 in Book 1692, Page 54, Comanche County, Oklahoma, in Book 1024, Page 92, Roger Mills County, Oklahoma, under Clerk's File Number 53332 in Book 2032, Page 310, Grady County, Oklahoma, under Clerk's File Number 7838 in Book 771, Page 138, Custer County, Oklahoma and under Clerk's File Number 7141 in Book 265, Page 1, Hemphill County, Texas.

         (g) Supplement to Ancillary Agreement dated July 2, 1987 by and between Dyco

                  Petroleum Corporation to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum), recorded under Clerk's File Number in Book [], Page [], Beckham County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Caddo County, Oklahoma, under Clerk's File Number
                  [] in Book [], Page [], Comanche County, Oklahoma, in Book [], Page [], Roger Mills County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Grady County, Oklahoma, under Clerk's File Number [] in Book [], Page [], Custer County, Oklahoma and under Clerk's File Number [] in Book [], Page [], Hemphill County, Texas.

7. TMC PROPERTIES - BEAVER, CADDO, CIMARRON, CLEVELAND, CUSTER, DEWEY, GARVIN, GRANT, LOVE, MCCLAIN AND WASHITA COUNTIES, OKLAHOMA

         (a) Ancillary Agreement (Fund I), dated effective September 1, 1988 by and between PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (b) Ancillary Agreement (Fund II), dated effective September 1, 1988 by and between PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (c) Indemnity Agreement (Fund I), dated effective September 1, 1988 by and between PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (d) Indemnity Agreement (Fund II), dated effective September 1, 1988 by and between PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (e) Assumption Agreement, dated effective October 1, 1992 by and between PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (f) Amended and Restated Letter Agreement (Fund I), dated effective April 14, 1989 by and between PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (g) Letter Agreement (Title Matters) dated effective September 1, 1988 by and between

                  PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum I).

         (h) Letter Agreement (Title Matters) dated effective September 1, 1988 by and between PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

8. AUSTIN PROPERTIES - DEWEY, GRANT, LOVE, MCCLAIN, BEAVER, CLEVELAND, CIMARRON, WASHITA, LATIMER, KINGFISHER, MAJOR, PITTSBURGH, SEMINOLE, BLAINE, CADDO, CANADIAN, CUSTER, ELLIS AND GARVIN COUNTIES, OKLAHOMA

         (a) Ancillary Agreement (Petroleum I) dated effective September 1, 1988 by and between PetroCorp Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (b) Ancillary Agreement (Petroleum II) dated effective September 1, 1988 by and between Lobo Energy, Inc. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (c) Supplement Number One to Ancillary Agreement dated effective January 1, 1988 by and between PetroCorp and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (d) Indemnity Agreement dated effective January 1, 1988 by and between PetroCorp and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

         (e) Letter Agreement dated effective January 1, 1988 by and between PetroCorp and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum II).

9.       J.C. MARTIN FIELD (NET PROFITS ROYALTY INTEREST) - ZAPATA COUNTY, TEXAS

         (a) Agreement for Sale and Purchase, dated effective November 1, 1987 by and between Jaffe Energy, Inc., et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund.

         (b) Ancillary Agreement, dated effective January 23, 1988 by and between Jaffe Energy, Inc., et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund.

10.      GILMER FIELD - UPSHUR COUNTY, TEXAS

         (a) Ancillary Agreement relating to Gas Units in the Gilmer Field Area, Upshur County, Texas, dated effective October 1, 1997 by and between Goldston Oil Corporation and Iris Goldston, Ltd. as Assignor and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II), as Assignee.

         (b) Clarification Letter Agreement dated October 1, 1997 by and between Goldston Oil Corporation, Mary Iris Goldston Corporation and Mayfield Corporation, et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (c) Letter Agreement (General Conveyance) dated October 1, 1997 by and between Goldston Oil Corporation, Iris Goldston, Ltd. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (d) Letter Agreement (Section 29) dated October 1, 1997 by and between Goldston Oil Corporation, Iris Goldston, Ltd. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

11.      LOPENO/VOLPE FIELDS - ZAPATA AND STARR COUNTIES, TEXAS

         (a) Ancillary Agreement dated effective February 1, 1995 by and between Mustang Oil & Gas Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (b) Acknowledgment Agreement dated May 22, 1997 by and between Mustang Oil & Gas Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).


         (c) PPR Letter Agreement, dated February 1, 1995 by and between Mustang Oil & Gas Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (d) Letter of Intent dated January 6, 1995 between Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II) and Gulf Resources Corporation and/or Mustang Oil & Gas Corporation.

12.      SEGNO FIELD - HARDIN AND POLK COUNTIES, TEXAS

         (a) Ancillary Agreement, dated effective October 3, 1994 by and between Lobo Resources Ltd. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (b) Ancillary Agreement, dated effective November 23, 1993 by and between Lobo Resources Ltd. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         NOTE:    Confirm this Ancillary Agreement (11/23/93)

         (c) Letter of Intent dated January 9, 1992 by and between Lobo Resources Ltd. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
                  II).

         (d) Letter of Intent dated March 30, 1992 by and between Lobo Resources Ltd. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
                  II).

         (e) Letter of Intent dated March 24, 1992 by and between Lobo Resources Ltd and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
                  II).

         (f) Letter of Intent dated January 14, 1992 by and between Lobo Resources Ltd and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
                  II).

         (g) Letter of Offer to extend expiration date dated February 24, 1992 by and between Lobo Resources Ltd and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

13.      FLORES FIELD - STARR COUNTY, TEXAS

         (a) Ancillary Agreement, dated effective June 24, 1994 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (b) Ancillary Agreement, dated effective January 9, 1997 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (c) Letter Agreement dated June 5, 1996 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (d) Letter Agreement dated March 26, 1996 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (e) Letter Agreement dated November 4, 1996 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (f) Letter Agreement dated June 14, 1995 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (g) Letter Agreement dated June 5, 1996 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (h) Letter of Intent dated June 1, 1994 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (i) Letter of Intent dated June 24, 1994 by and between Esenjay Petroleum Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

14.      CONLEY FIELD - HARDEMAN COUNTY, TEXAS

         (a) Ancillary Agreement, dated effective January 1, 1990 by and between Talus, Inc. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (b) Ancillary Agreement, dated effective January 1, 1990 by and between Twin Montana, Inc. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

15.      GIDDINGS FIELD - BURLESON, FAYETTE AND LEE COUNTIES, TEXAS

         (a)      Ancillary Agreement - Giddings and Big A Taylor Fields (Number
                  One), dated effective April 1, 1985 by and between Texas International Company, et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (b) Amendment Number One to Ancillary Agreement - Giddings and Big A Taylor Fields (Number One) dated effective August 1, 1988 by and between Total Minatome Corporation, et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (c) Letter Agreement dated September 14, 1988 by and between Total Minatome Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (d) Assumption Agreement, Release and Amendment of Ancillary Agreement, dated August 11, 1992 by and between Standard Resources Corporation, Hampton Resources Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (e)      Ancillary Agreement - Giddings and Big A Taylor Fields (Number
                  Two), dated effective April 1, 1985 by and between Texas International Petroleum Corporation, et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (f) Assumption Agreement, Release and Amendment of Ancillary Agreement, dated March 16, 1987 by and between Total Minatome Corporation, et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (g) Letter Agreement dated November 3, 1986 by and between Texas International Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (h) Letter Agreement dated June 11, 1986 by and between Texas International Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (i) Letter Agreement dated September 30, 1985 by and between Texas International Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (j) Letter Agreement dated May 5, 1985 by and between Texas International Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (k) Letter Agreement (Lehman #1) dated March 4, 1997 by and between Bellwether Exploration Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (l) Letter Agreement dated January 20, 1986 by and between Texas International Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

16.      CADRE FIELD - HIDALGO COUNTY, TEXAS

         (a) Ancillary Agreement, dated effective November 23, 1993 by and between Hampton Resources Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (b) Letter Agreement dated October 8, 1993 by and between Hampton Resources Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (c) Letter Agreement dated December 30, 1993 by and between Hampton Resources Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (d) Supplemental Agreement dated November 20, 1982 by and between Hampton Resources Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

         (e) Letter Agreement dated February 1, 1994 by and between Hampton Resources Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).

17.      AWP FIELD - MCMULLEN COUNTY, TEXAS

         (a) Ancillary Agreement, dated effective July 1, 1985 by and between Austral Oil Company Incorporated and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).


18. ALLISON PARKS FIELD - HANSFORD, WHEELER, HEMPHILL, OCHILTREE AND ROBERTS COUNTIES, TEXAS AND CUSTER AND ROGER MILLS COUNTY, OKLAHOMA

         (a) Ancillary Agreement, dated effective September 1, 1985 by and between Earl T. Smith, et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (b) Assumption Agreement and Release dated December 5, 1985 by and between Devon Energy Corporation, et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

19.      BLUE FOREST UNIT, SWEETWATER COUNTY WYOMING

         None

Part II - Royalty Interests

1.       J.C. MARTIN FIELD (ROYALTY INTEREST) - ZAPATA COUNTY, TEXAS

         (a) Letter Agreement dated February 12, 1996 by and between Coastal Oil & Gas Corporation and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (b) Letter Agreement dated October 26, 1994 by and between Coastal Gas Marketing Company and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (c) Letter Agreement dated February 22, 1990 by and between Texcol Gas Services, Inc. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (d) Letter Agreement dated November 7, 1989 by and between Texcol Gas Services, Inc. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (e) Letter Agreement dated July 14, 1989 by and between Texcol Gas Services, Inc. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (f) Gas Purchase Contract dated effective September 1, 1987 by and between Texcol Gas Services, Inc. and Lannie Mecom Moses.

         (g) Ratification of Gas Purchase Contract dated May 17, 1989 by Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (h) Letter Agreement dated July 31, 1989 by and between Texcol Gas Services, Inc. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (i) Letter Agreement dated May 17, 1989 by and between Lannie Lou Mecom Moses and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (j) Letter Agreement dated May 15, 1989 by and between Texcol Gas Services, Inc. and Lannie Lou Mecom Moses, regarding consent to assign to Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum).

         (k) Ancillary Agreement, dated effective November 1, 1987 by and between Jaffe Energy, Inc. et al. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (l) Compression Agreement dated October 15, 1985 by and between Coastal Oil & Gas Corporation, et al. and Texas Trust Company, et al.

2.       EAST SEVEN SISTERS (ROYALTY) -  DUVAL COUNTY, TEXAS

         (a) Purchase and Sale Agreement dated May 1, 1985 by and between Travis W. Hazelwood and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (b) Purchase and Sale Agreement dated May 1, 1985 by and between Julianna Hazelwood Grieder Browne and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (c) Purchase and Sale Agreement dated April 12, 1985 by and between Vortt Exploration Company, Inc. and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

         (d) Purchase and Sale Agreement dated April 12, 1985 by and between Mary McKay Stanford and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982 for the Commingled Pension Trust Fund (Petroleum).

                                    EXHIBIT D


PROPERTY                                                ALLOCATED AMOUNT
--------                                                ----------------
1.  Gilmer Field                                         $ 66,609,000
2.  Segno Field                                          $  7,746,000
3.  East Hackberry Field                                 $  2,072,000
4.  Melvin Field                                         $     63,000
5.  Giddings                                             $    393,000
6.  N.E. Morewood                                        $  4,033,000
7.  Conley Field                                         $  3,572,000
8.  TMC Properties                                       $  4,500,000
9.  Six Fields                                           $  3,850,000
10. Glick Field                                          $  4,535,000
11. Blue Forest Unit                                     $  2,312,000
12. Austin Properties                                    $  2,093,000
13. Allison-Parks Field                                  $  1,778,000
14. Anadarko Basin Properties                            $  1,197,000
15. J.C. Martin Field (Royalty)                          $ 15,319,000
16. J.C. Martin Field (Net Profits
    Royalty Interest)                                    $  9,656,000
17. Lopeno/Volpe Fields                                  $ 16,951,000
18. AWP Field                                            $  1,949,000
19. E. Seven Sisters (Royalty)                           $    963,000
20. Flores Field                                         $    170,000
21. Cadre Field                                          $    239,000
                                                         ------------
    TOTAL PURCHASE PRICE                                 $150,000,000

                                    EXHIBIT E

                             Description of Defaults


1. Morgan has received from Mustang invoices totaling $169,983.35 for Deferred ORI Purchase Price allegedly due under the related Ancillary Agreement for the following operations:

         Palmyra Minerals 1                       $     690.24
         Palmyra Minerals 2                             690.24
         Palmyra Minerals 4                           7,584.94
         Palmyra Minerals 5                          20,290.54
         Palmyra Minerals 6                          14,840.63
         Yzaguirre 1                                  1,272.11
         Josefa Ramirez 3                               218.33
         Josefa Ramirez 4                            76,118.31
         Josefa Ramirez 5                            46,566.94
         Lopeno North - 229 acres                       388.76
         Lopeno North - 339 acres                     1,322.31
                                                  ------------
                                                  $ 169,983.35

    Morgan believes that Mustang may not have paid the operator for all or a substantial part of the operations covered by the invoices, and if so then the corresponding amounts under these invoices are invalid. In addition, Morgan has not and will not pay such amounts; rather, Morgan has and will set-off such amounts against the payments of Net Cash Flow due to Morgan for periods prior to the Effective Time but which have not been paid by Mustang.

2.  Morgan has sent to Mustang and Gulf notices that Mustang has failed to:

    a. Pay to Morgan amounts due pursuant to the terms of the Conveyance of Overriding Royalty Interest to which Mustang is a party.

    b. Properly establish and cause proceeds of production to be deposited in the segregated account required to be established pursuant to the terms of such Conveyance of Overriding Royalty Interest.

    c. Pay lease operating expenses, drilling expenses and other costs and expenses associated with the properties burdened by the Overriding Royalty Interest granted to Morgan by Mustang.

3. Morgan has sent to WRT Energy Corporation notice that WRT has failed to provide accounting information and make payments, if any, pursuant to the terms of its Conveyance for the accounting months of November and December, 1997 and January 1998.

                                    EXHIBIT F

                              Assignment Agreement


                                (see attachments)

                    ASSIGNMENT OF OVERRIDING ROYALTY INTEREST


STATE OF          )
                  )             KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF         )


         This Assignment of Overriding Royalty Interest ("Assignment") is entered into effective for all purposes as of October 1, 1997, by and between
                     ("Assignee") and Morgan Guaranty Trust Company of New
York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund[ (Petroleum)][(Petroleum II)], with offices at 60 Wall Street, New York, New York 10260 ("Morgan").

                                    Recitals

         A. Pursuant to that certain Conveyance of Overriding Royalty Interest between [name of original Assignor] (the "Original Assignor") and Morgan entered
into effective as of          and filed for record in the places indicated in
Part I of Exhibit A attached hereto, Original Assignor conveyed to Morgan an overriding royalty interest with respect to certain minerals that may be
produced from certain properties situated in             County,         , as
more fully set forth in the Original Conveyance, reference being hereby made to the Original Conveyance for all purposes of this Assignment. Such Conveyance of Overriding Royalty Interest, as amended, is herein referred to as the "Original Conveyance". Each capitalized term that is used but not defined in this instrument shall have the meaning that is attributed to it in the Original Conveyance.

         B. In addition to the Original Conveyance, Morgan has entered into those agreements relating to the overriding royalty interest held by Morgan pursuant to the Original Conveyance that are described in Part II of Exhibit A attached hereto (the "Ancillary Agreements").

         C. Assignee and Morgan have entered into a Purchase and Sale Agreement
dated               (the "Purchase Agreement"). Pursuant to the Purchase
Agreement, Morgan has agreed to sell and assign, and Assignee has agreed to purchase, various overriding royalty interests, royalty interests and other assets including the Overriding Royalty Interest held by Morgan under the Original Conveyance.

         NOW, THEREFORE, in consideration of the premises and $500.00 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee and Morgan hereby agree as follows:

         1. Assignee and Morgan hereby agree that, effective as of 7:00 a.m., Central Standard Time, October 1, 1997 (the "Effective Time"), (i) the Overriding Royalty Interest and the contract and other rights granted to Morgan pursuant to the Original Conveyance are transferred and assigned by Morgan to Assignee, (ii) the Ancillary Agreements are assigned by Morgan to Assignee, and
(iii) debits and credits to the Net Cash Flow Account, the Net Cash Flow and various taxes applicable to the Overriding Royalty Interest shall be allocated between Assignee and Morgan as provided in the Purchase Agreement . Morgan agrees to warrant and defend title to the Overriding Royalty Interest against any party claiming by, through or under Morgan, but not otherwise; and Morgan hereby assigns to Assignee, without warranty or representation, all warranties of title heretofore made or given to Morgan with respect to the Overriding Royalty Interest or the properties encumbered by the Overriding Royalty Interest.

         2. Notwithstanding anything expressed or implied to the contrary (other than the following proviso), Morgan reserves all rights under the Original Conveyance and Ancillary Agreements with respect to periods prior to the Effective Time; provided, as referenced in clause (iii) of Section 1 above, allocations shall be made in accordance with the terms of the Purchase Agreement.

         3. THIS INSTRUMENT IS BEING EXECUTED BY MORGAN AND ACCEPTED BY ASSIGNEE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND OTHER THAN THE LIMITED WARRANTY OF TITLE SET FORTH IN SECTION 1 AND THE SPECIFIC REPRESENTATIONS OF MORGAN SET FORTH IN THE PURCHASE AGREEMENT, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING MORGAN EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESSED, IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO (i) THE CONDITION OF THE OVERRIDING ROYALTY INTEREST OR THE PROPERTIES ENCUMBERED THEREBY (INCLUDING WITHOUT LIMITATION, ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS), (ii) THE CHARACTERIZATION OF THE OVERRIDING ROYALTY INTEREST AS A ROYALTY INTEREST OR NON-OPERATING INTEREST UNDER ANY APPLICABLE LAW, (iii) THE ENFORCEABILITY OF ANY PROVISION CONTAINED IN THE ORIGINAL CONVEYANCE OR ANY ANCILLARY AGREEMENT, (iv) THE CHARACTERIZATION OR TREATMENT OF THE OVERRIDING ROYALTY INTEREST UNDER FEDERAL OR STATE TAX LAWS, (v) THE SOLVENCY, CREDITWORTHINESS, RELIABILITY OR ABILITY TO PERFORM OF ANY OTHER PARTY TO THE ORIGINAL CONVEYANCE OR ANY ANCILLARY AGREEMENT, (vi) THE EXISTENCE OR NON-EXISTENCE OF ANY HAZARDOUS MATERIALS OR ENVIRONMENTAL CONDITIONS AFFECTING THE PROPERTIES BURDENED BY THE OVERRIDING ROYALTY INTEREST, (vii) ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR MADE AVAILABLE TO ASSIGNEE BY OR ON BEHALF OF MORGAN (INCLUDING, WITHOUT LIMITATION, IN RESPECT OF GEOLOGICAL, GEOPHYSICAL AND SEISMIC DATA, THE EXISTENCE OR EXTENT OF OIL, GAS OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, AND ANY PRODUCT PRICING ASSUMPTIONS), AND (viii) THE AVAILABILITY, EXISTENCE OR AMOUNT OF ANY TAX CREDITS UNDER FEDERAL OR STATE LAW.

         4. Assignee and Morgan shall from time to time do and perform such further acts and execute and deliver such further instruments, conveyances and documents as may be reasonably required or reasonably requested by the other party to carry out and effectuate the intents and purposes of this instrument.

         5. This instrument shall be governed by and construed in accordance with the laws of the State of Texas.

         6. This instrument may be executed in any number of original counterparts, all of which will constitute but one and the same instrument.

         EXECUTED effective for all purposes as of 7:00 a.m., Central Standard Time, on October, 1, 1997.


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund [(Petroleum)] [(Petroleum II)]


                                     By:
                                        ---------------------------------------
                                              William R. Hurt
                                              Vice President


                                     [ASSIGNEE]


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


Exhibit

  A  -  Recording Information

STATE OF TEXAS          )
                        )
COUNTY OF HARRIS        )


         This instrument was acknowledged before me this     day             ,
199 , by William R. Hurt, as Vice President of Morgan Guaranty Trust Company of New York, a corporation, in its capacity as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund [(Petroleum)] [(Petroleum II)].

                                               Notary Public in and for
                                               The State of Texas



STATE OF TEXAS          )
                        )
COUNTY OF HARRIS        )


         This instrument was acknowledged before me this      day of
         , 199 , by                 as                      of
                   , a          on behalf of said                         .

                                               Notary Public in and for
                                               the State of Texas

                                    EXHIBIT A
                                       to
                    Assignment of Overriding Royalty Interest


            The recording data set forth below is to the applicable oil and gas records, deed records, official public records of real property or the other applicable public records in the indicated county where the instrument is recorded. References below to "Petroleum" shall mean Morgan Guaranty Trust Company of New York as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Petroleum Pension Fund. References below to "Petroleum II" shall mean Morgan Guaranty Trust Company of New York as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Petroleum Pension Fund (Petroleum II).


Part I
------
     Name of Conveyance and         Date     County and State     Recording Data
     Amendments                     ----     -----------------    --------------
     ----------

1.   Conveyance of Overriding
     Royalty Interest

2.   [Describe any amendments
     including partial releases]



Part II
-------
     Name of Agreement and Parties                              Date
     -----------------------------                              ----

1.   Ancillary Agreement between [Petroleum]
     [Petroleum II] and

     a.  [Describe any amendments]

2. [Describe all other agreements relating to the overriding royalty interest]

                         ASSIGNMENT OF ROYALTY INTEREST


STATE OF          )
                  )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF         )


         This Assignment of Royalty Interest ("Assignment") is entered into effective for all purposes as of October 1, 1997, by and between
                    ("Assignee") and Morgan Guaranty Trust Company of New
York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund[ (Petroleum)][(Petroleum II)], with offices at 60 Wall Street, New York, New York 10260 ("Morgan").

                                    Recitals

         A. Pursuant to that certain [name of instrument] between [name of original Assignor] (the "Original Assignor") and Morgan entered into effective
as of           and filed for record in the places indicated in Part I of
Exhibit A attached hereto, Original Assignor conveyed or assigned to Morgan a royalty interest with respect to certain minerals that may be produced from
certain properties situated in         County,          , as more fully set
forth in the Original Conveyance, reference being hereby made to the Original Conveyance for all purposes of this Assignment. Such [name of instrument], as amended, is herein referred to as the "Original Conveyance". Each capitalized term that is used but not defined in this instrument shall have the meaning that is attributed to it in the Original Conveyance.

         B. In addition to the Original Conveyance, Morgan has entered into those agreements relating to the royalty interest held by Morgan pursuant to the Original Conveyance that are described in Part II of Exhibit A attached hereto (the "Ancillary Agreements").

         C. Assignee and Morgan have entered into a Purchase and Sale Agreement
dated             (the "Purchase Agreement"). Pursuant to the Purchase
Agreement, Morgan has agreed to sell and assign, and Assignee has agreed to purchase, various overriding royalty interests, royalty interests and other assets including the royalty interest held by Morgan under the Original Conveyance.

         NOW, THEREFORE, in consideration of the premises and $500.00 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee and Morgan hereby agree as follows:

         1. Assignee and Morgan hereby agree that, effective as of 7:00 a.m., Central Standard Time, October 1, 1997 (the "Effective Time"), (i) the royalty interest (the "Royalty Interest") and rights granted to Morgan pursuant to the Original Conveyance are transferred and assigned by Morgan to Assignee, (ii) the Ancillary Agreements and the rights of Morgan thereunder are assigned by Morgan to Assignee, and (iii) production and taxes applicable to the Royalty Interest shall be allocated between Assignee and Morgan as provided in the Purchase Agreement . Morgan agrees to warrant and defend title to the Royalty Interest against any party claiming by, through or under Morgan, but not otherwise; and Morgan hereby assigns to Assignee, without warranty or representation, all warranties of title heretofore made or given to Morgan with respect to the Royalty Interest or the properties encumbered by the Royalty Interest.

         2. Notwithstanding anything expressed or implied to the contrary (other than the following proviso), Morgan reserves all rights under the Original Conveyance and Ancillary Agreements with respect to periods prior to the Effective Time; provided, as referenced in clause (iii) of Section 1 above, allocations shall be made in accordance with the terms of the Purchase Agreement.

         3. THIS INSTRUMENT IS BEING EXECUTED BY MORGAN AND ACCEPTED BY ASSIGNEE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND OTHER THAN THE LIMITED WARRANTY OF TITLE SET FORTH IN SECTION 1 AND THE SPECIFIC REPRESENTATIONS OF MORGAN SET FORTH IN THE PURCHASE AGREEMENT, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING MORGAN EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESSED, IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO (i) THE CONDITION OF THE ROYALTY INTEREST OR THE PROPERTIES ENCUMBERED THEREBY (INCLUDING WITHOUT LIMITATION, ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS), (ii) THE CHARACTERIZATION OF THE ROYALTY INTEREST AS A ROYALTY INTEREST OR NON-OPERATING INTEREST UNDER ANY APPLICABLE LAW, (iii) THE ENFORCEABILITY OF ANY PROVISION CONTAINED IN THE ORIGINAL CONVEYANCE OR ANY ANCILLARY AGREEMENT, (iv) THE CHARACTERIZATION OR TREATMENT OF THE ROYALTY INTEREST UNDER FEDERAL OR STATE TAX LAWS, (v) THE SOLVENCY, CREDITWORTHINESS, RELIABILITY OR ABILITY TO PERFORM OF ANY OTHER PARTY TO THE ORIGINAL CONVEYANCE OR ANY ANCILLARY AGREEMENT, (vi) THE EXISTENCE OR NON-EXISTENCE OF ANY HAZARDOUS MATERIALS OR ENVIRONMENTAL CONDITIONS AFFECTING THE PROPERTIES BURDENED BY THE ROYALTY INTEREST, (vii) ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR
ORAL) FURNISHED OR MADE AVAILABLE TO ASSIGNEE BY OR ON BEHALF OF MORGAN (INCLUDING, WITHOUT LIMITATION, IN RESPECT OF GEOLOGICAL, GEOPHYSICAL AND SEISMIC DATA, THE EXISTENCE OR EXTENT OF OIL, GAS OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, AND ANY PRODUCT PRICING ASSUMPTIONS), AND (viii) THE AVAILABILITY, EXISTENCE OR AMOUNT OF ANY TAX CREDITS UNDER FEDERAL OR STATE LAW.

         4. Assignee and Morgan shall from time to time do and perform such further acts and execute and deliver such further instruments, conveyances and documents as may be reasonably required or reasonably requested by the other party to carry out and effectuate the intents and purposes of this instrument.

         5. This instrument shall be governed by and construed in accordance with the laws of the State of Texas.

         6. This instrument may be executed in any number of original counterparts, all of which will constitute but one and the same instrument.

         EXECUTED effective for all purposes as of 7:00 a.m., Central Standard Time, on October, 1, 1997.


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund [(Petroleum)] [(Petroleum II)]


                                     By:
                                        ---------------------------------------
                                               William R. Hurt
                                               Vice President


                                     [ASSIGNEE]


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

Exhibit

  A  -  Recording Information

STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )


         This instrument was acknowledged before me this     day             ,
199 , by William R. Hurt, as Vice President of Morgan Guaranty Trust Company of New York, a corporation, in its capacity as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund [(Petroleum)] [(Petroleum II)].


                                             Notary Public in and for
                                             The State of Texas



STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )


         This instrument was acknowledged before me this     day of
        , 199  , by                    as                          of
                     , a              on behalf of said                  .

                                             Notary Public in and for
                                             the State of Texas

                                    EXHIBIT A
                                       to
                         Assignment of Royalty Interest


            The recording data set forth below is to the applicable oil and gas records, deed records, official public records of real property or the other applicable public records in the indicated county where the instrument is recorded. References below to "Petroleum" shall mean Morgan Guaranty Trust Company of New York as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Petroleum Pension Fund. References below to "Petroleum II" shall mean Morgan Guaranty Trust Company of New York as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Petroleum Pension Fund (Petroleum II).


Part I
------

    Name of Conveyance and        Date      County and State     Recording Data
    Amendments                    ----      ----------------     --------------
    ----------

1.

2.  [Describe any amendments
    including partial releases]





Part II
-------

    Name of Agreement and Parties                                Date
    -----------------------------                                ----

1.  Ancillary Agreement between [Petroleum]
    [Petroleum II] and

    a.  [Describe any amendments]

2. [Describe all other agreements relating to the royalty interest]

                                    EXHIBIT G

                              Assumption Agreement


         This Assumption Agreement (this "Agreement") is entered into effective for all purposes as of October 1, 1997, by and between Queen Sand Resources, Inc., a Nevada corporation ("Assignee"), Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum) and for the Commingled Pension Trust Fund (Petroleum II), Investment Royalty Corporation, a Delaware corporation, and Milam Royalty Corporation, a Delaware corporation (collectively, "Morgan"), each entity comprising Morgan having offices at 60 Wall Street, New York, New York 10260.

                                    Recitals

         Assignee and Morgan have entered into a Purchase and Sale Agreement dated March 19, 1998 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Morgan has agreed to sell and assign, and Assignee has agreed to purchase, various overriding royalty interests, royalty interests and other assets, and Assignee has agreed to assume various obligations and liabilities. Each capitalized term that is used but not defined in this Agreement shall have the meaning that is attributed to it in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and $500 and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee hereby assumes the Assumed Liabilities.

         Assignee and Morgan shall from time to time do and perform such further acts and execute and deliver such further documents as may be reasonably required or reasonably requested by the other party to carry out and effectuate the intents and purposes of this Agreement.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. This Agreement may be executed in any number of original counterparts, all of which will constitute but one and the same instrument.

         EXECUTED effective for all purposes as of 7:00 a.m., Central Standard Time, on October 1, 1997.


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum)


                                     By:
                                        ---------------------------------------
                                                William R. Hurt
                                                Vice President

                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
                                     II)


                                     By:
                                        ---------------------------------------
                                               William R. Hurt
                                               Vice President

                                     INVESTMENT ROYALTY CORPORATION


                                     By:
                                        ---------------------------------------
                                               William R. Hurt
                                               Vice President

                                     MILAM ROYALTY CORPORATION


                                     By:
                                        ---------------------------------------
                                               William R. Hurt
                                               Vice President


                                     QUEEN SAND RESOURCES, INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                    EXHIBIT H

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time and including any and all written instructions given to "Escrow Agent" (hereinafter defined) pursuant hereto, this "Escrow Agreement") is made and
entered into as of             , 1998 by and among MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, a Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II) ("Party A"), QUEEN SAND RESOURCES, INC., a Nevada corporation ("Party B", and together with Party A, sometimes referred to collectively as the "Other Parties"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association with its principal offices in Houston, Harris County, Texas (the "Bank").

                              W I T N E S S E T H :

         Party A, Party B and certain other entities are parties to a Purchase and Sale Agreement dated March 19, 1998 (the "Purchase Agreement"). The closing of the transaction contemplated by the Purchase Agreement is occurring on or about the date hereof and in connection with such closing $8,000,000 of the purchase price consideration to be paid under the Purchase Agreement, together with a reconveyance, is required to be placed in escrow pursuant to this Escrow Agreement.

         WHEREAS, Party A and Party B have requested Bank to act in the capacity of escrow agent under this Escrow Agreement, and Bank, subject to the terms and conditions hereof, has agreed so to do.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. Appointment of Escrow Agent. Each of Party A and Party B hereby appoints the Bank as the escrow agent under this Escrow Agreement (the Bank in such capacity, the "Escrow Agent"), and Escrow Agent hereby accepts such appointment.

         2. Deposit; Documents. (a) Upon execution of this Escrow Agreement, Party B will deliver to the Escrow Agent the sum of U.S. Eight Million and No/100 Dollars ($8,000,000) (as said amount may increase or decrease as a result of the investment and reinvestment thereof and as said amount may be reduced by charges thereto and payments and setoffs therefrom to compensate or reimburse Escrow Agent for amounts owing to it pursuant hereto, the "Deposit") to be held by Escrow Agent in accordance with the terms hereof. Subject to and in accordance with the terms and conditions hereof, Escrow Agent agrees that it shall receive, hold in escrow, invest and reinvest and release or distribute the Deposit. It is hereby expressly stipulated and agreed that all interest and other earnings on the Deposit shall become a part of the Deposit for all purposes, and that all losses resulting from the investment or reinvestment thereof from time to time and all amounts charged thereto to compensate or reimburse the Escrow Agent from time to time for amounts owing to it hereunder shall from the time of such loss or charge no longer constitute part of the Deposit. For purposes of any applicable income tax laws and for all other purposes of this Escrow Agreement, the Deposit and all income thereon shall constitute the property of Party A, but shall only be disbursed in accordance with the terms of this Agreement.

            (b) Upon execution of this Escrow Agreement, Party B will execute, acknowledge and deliver to Escrow Agent a Reconveyance and Assignment of Royalty Interests in a form previously approved by Party A and Party B (the "Assignment"), and Party A, Party B and Bank will execute, acknowledge and deliver to each other original counterparts of a Memorandum of Reconveyance and Assignment, which memorandum will be placed of record in Real Property Records of Zapata County, Texas by Party A. The Assignment shall be held in escrow by Escrow Agent in accordance with the terms of this Agreement.

         3. Investment of the Deposit. Escrow Agent shall invest and reinvest the Deposit in the Vista Treasury Plus Money Market Fund, unless otherwise instructed jointly in writing by Party A and Party B. Such written instructions, if any, referred to in the foregoing sentence shall specify the type and identity of the investments to be purchased and/or sold and shall also include the name of the broker-dealer, if any, which Party A and Party B direct the Escrow Agent to use in respect of such investment, any particular settlement procedures required, if any (which settlement procedures shall be consistent with industry standards and practices), and such other information as Escrow Agent may require. Escrow Agent shall not be liable for failure to invest or reinvest funds absent sufficient written direction. Unless Escrow Agent is otherwise directed in such written instructions, Escrow Agent may use a broker-dealer of its own selection, including a broker-dealer owned by or affiliated with Escrow Agent or any of its affiliates. It is expressly agreed and understood by the parties hereto that Escrow Agent shall not in any way whatsoever be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to this Escrow Agreement.

         Receipt, investment and reinvestment of the Deposit shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by Party A or Party B to Escrow Agent within 30 calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said 30-day period shall conclusively be deemed confirmation of such account statement in its entirety. For purposes of this paragraph, (a) each account statement shall be deemed to have been received by the party to whom directed on the earlier to occur of (i) actual receipt thereof and (ii) three "Business Days" (hereinafter defined) after the deposit thereof in the United States Mail, postage prepaid and (b) the term "Business Day" shall mean any day of the year, excluding Saturday, Sunday and any other day on which national banks are required or authorized to close in Houston, Texas.

         4. Disbursement of Deposit; Delivery of Assignment. Escrow Agent is hereby authorized to make disbursements of the Deposit and to deliver the Assignment only as follows:

            (a) Upon receipt of written instructions signed by either Party A or Party B (which instructions shall have attached thereto a certified copy of the unappealable judgment or order of dismissal as against Seller II as a defendant in the case styled "Lannie Mecom f/k/a/ Lannie Mecom Moses v. Vinson & Elkins, et al," Cause No. 96-25436, formerly in the 80th Judicial District Court of Harris County (and now on appeal)) and otherwise in form and substance satisfactory to Escrow Agent, in accordance with such instructions; provided, at least five business days prior to undertaking any performance pursuant to said written instructions, the Escrow Agent shall deliver notice to the other party (being either Party A or Party B, who did not deliver the written instructions) of the written instructions so received by the Escrow Agent.

            (b) As to the Deposit, as permitted by this Escrow Agreement to Escrow Agent; and

            (c) Into the registry of the court in accordance with Sections 8 or 15 hereof.

Notwithstanding anything contained herein or elsewhere to the contrary, the Other Parties hereby expressly agree that the Escrow Agent shall be entitled to charge the Deposit for, and pay and setoff from the Deposit, any and all amounts, if any, then owing to it pursuant to this Escrow Agreement prior to the disbursement of the Deposit in accordance with clauses (a) through (c) (both inclusive) of this Section 4.

         5. Tax Matters. Party A shall provide Escrow Agent with its taxpayer identification number documented by an appropriate Form W 8 or Form W 9 upon execution of this Escrow Agreement. Failure so to provide such forms may prevent or delay disbursements from the Deposit and may also result in the assessment of a penalty and Escrow Agent's being required to withhold tax on any interest or other income earned on the Deposit. Any payments of income shall be subject to applicable withholding regulations then in force in the United States or any other jurisdiction, as applicable.

         6. Scope of Undertaking. Escrow Agent's duties and responsibilities in connection with this Escrow Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Escrow Agreement. Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Escrow Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Escrow Agreement or the Deposit and shall not be required to deliver the Deposit or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, invest, reinvest and deliver the Deposit as herein provided. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to the Other Parties or either of them. Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for, subject to
Section 7 hereinbelow, its own willful misconduct or gross negligence. It is the intention of the parties hereto that Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

         7. Reliance; Liability. Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with, any written notice, instruction or request or other paper furnished to it hereunder or pursuant hereto and believed by it to have been signed or presented by the proper party or parties. Escrow Agent shall be responsible for holding, investing, reinvesting and disbursing the Deposit pursuant to this Escrow Agreement; provided, however, that in no event shall Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of Escrow Agent's fee hereunder and provided, further, that Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of any Other Party or any agent or correspondent or any other person selected by Escrow Agent; (c) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Escrow Agreement, the form or execution hereof or for the identity or authority of any person executing this Escrow Agreement or any part hereof or depositing the Deposit.

         8. Right of Interpleader. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Escrow Agreement or the Deposit, or should a substitute escrow agent fail to be designated as provided in Section 15 hereof, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Deposit until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. Should a petition for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Escrow Agreement or the Deposit, the Other Parties hereby jointly and severally agree to reimburse Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

         9. Indemnification. The Other Parties hereby jointly and severally indemnify Escrow Agent, its officers, directors, partners, employees and agents (each herein called an "Indemnified Party") against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, attorneys' fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation and arbitration, tax liability and loss on investments suffered or incurred by any Indemnified Party in connection with or arising from or out of this Escrow Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party. IT IS THE EXPRESS INTENT OF EACH OF PARTY A AND PARTY B TO INDEMNIFY EACH OF THE INDEMNIFIED PARTIES FOR, AND HOLD THEM HARMLESS AGAINST, THEIR OWN NEGLIGENT ACTS OR OMISSIONS.

         10. Compensation and Reimbursement of Expenses. Party A and Party B each hereby agrees to pay Escrow Agent for its services hereunder in accordance with Escrow Agent's fee schedule as in effect from time to time and to pay all expenses incurred by Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the preparation, operation, administration and enforcement of this Escrow Agreement, including, without limitation, attorneys' fees, brokerage costs and related expenses incurred by Escrow Agent. As between Party A and Party B, such fees and expenses shall be borne one-half by Party A and one-half by Party B. The foregoing notwithstanding, the Other Parties shall be jointly and severally liable to Escrow Agent for the payment of all such fees and expenses. In the event the Other Parties for any reason fail to pay any such fees and expenses as and when the same are due, such unpaid fees and expenses shall be charged to and set-off and paid from the Deposit by Escrow Agent without any further notice.

         11. Lien. Each of the Other Parties hereby grants to Escrow Agent a lien upon, and security interest in, all its right, title and interest in and to all of the Deposit as security for the payment and performance of its obligations owing to Escrow Agent hereunder, including, without limitation, its obligations of payment, indemnity and reimbursement provided for hereunder, which lien and security interest may be enforced by Escrow Agent without notice by charging and setting off and paying from, the Deposit any and all amounts then owing to it pursuant to this Escrow Agreement or by appropriate foreclosure proceedings.

         12. Notices. Any notice or other communication required or permitted to be given under this Escrow Agreement by any party hereto to any other party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested and postage prepaid or (c) sent by telefax machine, in each case to the address or telefax number, as the case may be, set forth below:

         If to Escrow Agent:

                  Chase Bank of Texas, National Association
                  600 Travis Street, Suite 1150
                  Houston, Texas 77002
                  Attention:  Greg Campbell
                  Global Trust Services/Escrow Section
                  Telefax No.: (713) 216-6927

         If to Party A:

                  c/o J.P. Morgan Investment Management, Inc.
                  1221 McKinney, Suite 3131
                  Houston, Texas 77010-2009
                  Attention:  William D. Walker
                  Facsimile No.:  713-651-0894

                           and

                  J.P. Morgan Investment Management, Inc.
                  522 Fifth Avenue
                  New York, New York  10036
                  Attention:  Robert A. Anselmi
                  Facsimile No.: 212-837-2657

         If to Party B:

                  Queen Sand Resources, Inc.
                  60 Queen Street, Suite 1400
                  Ottawa, Ontario, Canada K1P 5Y7
                  Attention: Edward J. Munden
                  Facsimile No.: 613-230-6055

                  Queen Sands Resources, Inc.
                  3500 Oak Lawn, Suite 380
                  Dallas, Texas 75219-4398
                  Attention: Robert P. Lindsay
                  Facsimile No.:  214-521-9960

                           and

                  Haynes and Boone, L.L.P.
                  901 Main Street, Suite 3100
                  Dallas, Texas 75202
                  Attention:  Lanny Boeing
                  Facsimile No.:  214-651-5940

Except to the extent otherwise provided in the second paragraph of Section 3 hereinabove, delivery of any communication given in accordance herewith shall be effective only upon actual receipt thereof by the party or parties to whom such communication is directed. Any party to this Escrow Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this section.

         13. Consultation with Legal Counsel. Escrow Agent may consult with its counsel or other counsel satisfactory to it concerning any question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered or omitted by it in good faith upon the advice of such counsel.

         14. Choice of Laws; Cumulative Rights. This Escrow Agreement shall be construed under, and governed by, the laws of the State of Texas, excluding, however, (a) its choice of law rules and (b) the portions of the Texas Trust Code Sec. 111.001, et seq. of the Texas Property Code concerning fiduciary duties and liabilities of trustees. All of Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Escrow Agreement shall be Harris County, Texas, and each of the Other Parties hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in Harris County, Texas.

         15. Resignation. Escrow Agent may resign hereunder upon ten (10) days' prior notice to the Other Parties. Upon the effective date of such resignation, Escrow Agent shall deliver the Deposit to any substitute escrow agent designated jointly by Party A and Party B in writing. If Party A and Party B fail to jointly designate a substitute escrow agent within ten (10) days after the giving of such notice, Escrow Agent may institute a petition for interpleader. Escrow Agent's sole responsibility after such 10-day notice period expires shall be to hold the Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate.

         16. Assignment. This Escrow Agreement shall not be assigned by either of the Other Parties without the prior written consent of Escrow Agent, such consent not to be unreasonably withheld (such assigns of the Other Parties to which Escrow Agent consents, if any, and Escrow Agent's assigns being hereinafter referred to collectively as "Permitted Assigns").

         17. Severability. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Escrow Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

         18. Termination. This Escrow Agreement shall terminate upon the disbursement, in accordance with Sections 4 or 15 hereof, of the Deposit in full; provided, in the event all fee, expenses, costs and other amounts required to be paid to Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of Section 10 hereof shall survive the termination hereof and, provided further, that the last two sentences of Section 8 hereof and the provisions of Section 9 hereof shall, in any event, survive the termination hereof.

         19. General. The section headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement. This Escrow Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Unless the context shall otherwise require, the singular shall include the plural and vice-versa, and each pronoun in any gender shall include all other genders. The terms and provisions of this Escrow Agreement constitute the entire agreement among the parties hereto in respect of the subject Maker hereof, and neither the Other Parties nor Escrow Agent has relied on any representations or agreements of the other, except as specifically set forth in this Escrow Agreement. This Escrow Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the parties hereto. This Escrow Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, devisees, executors, administrators, personal representatives, successors, trustees, receivers and permitted assigns. This Escrow Agreement is for the sole and exclusive benefit of the Other Parties and the Escrow Agent, and nothing in this Escrow Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person any rights, remedies or any other type or types of benefits.

         20. Contribution. If pursuant to this Escrow Agreement the Escrow Agent sets-off against or pays from the Deposit any amount due the Escrow Agent, then each of Party A and Party B will promptly thereafter deliver to the Escrow Agent for inclusion in the Deposit one-half of the amount so set-off or paid. If pursuant to this Escrow Agreement the Escrow Agent recovers from either Party A or Party B more than such party's one-half portion of a fee, expense or other amount due the Escrow Agent, then such party shall have a right of contribution from the other party for such amount.

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement to be effective as of the date first above written.

                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
                                     II)


                                     By:
                                        ---------------------------------------
                                                William R. Hurt
                                                Vice President
                                                                      "PARTY A"


                                     QUEEN SAND RESOURCES, INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------
                                                                      "PARTY B"


                                     CHASE BANK OF TEXAS,
                                     NATIONAL ASSOCIATION


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------
                                                                 "ESCROW AGENT"

                                    EXHIBIT I

                 RECONVEYANCE AND ASSIGNMENT OF ROYALTY INTEREST


STATE OF TEXAS      )
                    )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ZAPATA    )

         This Reconveyance and Assignment of Royalty Interest ("Assignment") is entered into as of October 1, 1997, by and between Queen Sand Resources, Inc., 60 Queen Street, Suite 1400, Ottawa, Ontario, Canada ("Queen Sand") and Morgan Guaranty Trust Company of New York, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
II), with offices at 60 Wall Street, New York, New York 10260 ("Morgan").

         A. Morgan and Queen Sand have entered into a Purchase and Sale Agreement dated as of March 19, 1998 (the "Purchase Agreement").

         B. Pursuant to that certain Assignment of Royalty Interest between Morgan and Queen Sand entered into effective as of October 1, 1997, a copy of which is attached hereto as Exhibit A (the "Conveyance"), Morgan conveyed and assigned to Queen Sand a royalty interest with respect to certain minerals that may be produced from certain properties situated in Zapata County, Texas, as more fully set forth under item 1 of Part II on Exhibit A to the Purchase Agreement and certain contracts and other rights listed under item 1 of Part II on Exhibit B to the Conveyance (collectively, the "Laredo Ranch Royalty"), reference being hereby made to the Conveyance for all purposes of this Assignment.

         C. Pursuant to the Purchase Agreement, Queen Sand has agreed to execute and deliver this Assignment to Chase Bank of Texas, National Association as Escrow Agent (the "Escrow Agent").

                                    Recitals

         NOW, THEREFORE, in consideration of the premises and $500.00 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Queen Sand does hereby grant, sell, assign and convey unto Morgan, as of the Effective Date (hereinafter defined) the Laredo Ranch Royalty.

         TO HAVE AND TO HOLD the Laredo Ranch Royalty unto Morgan and its successors and assigns forever.

         This Assignment is subject to the following provisions:

         1. Queen Sand agrees to warrant and defend title to the Laredo Ranch Royalty against any party claiming by, through or under Queen Sand, but not otherwise; and Queen Sand hereby assigns to Morgan, without warranty or representation, all warranties of title heretofore made or given to Queen Sand with respect to the Laredo Ranch Royalty or the properties encumbered by the Laredo Ranch Royalty.

         2. In consideration of the foregoing, Morgan does hereby waive and release that certain Assumption Agreement effective for all purposes as of 7:00 a.m., Central Standard Time, on October 1, 1997, by and between Queen Sand, Morgan and others, and Morgan's rights thereunder, insofar and only insofar as said Assumption Agreement covers Assumed Liabilities (as such term is defined in the Purchase Agreement) that are attributable to the Laredo Ranch Royalty, and Morgan hereby assumes such Assumed Liabilities attributable to the Laredo Ranch Royalty.

         3. THIS INSTRUMENT IS BEING EXECUTED BY QUEEN SAND AND ACCEPTED BY MORGAN WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND OTHER THAN THE LIMITED WARRANTY OF TITLE SET FORTH ABOVE, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING QUEEN SAND EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESSED, IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO THE CONDITION OF THE LAREDO RANCH ROYALTY OR THE PROPERTIES ENCUMBERED THEREBY (INCLUDING WITHOUT LIMITATION, ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS).

         4. Queen Sand and Morgan shall from time to time do and perform such further acts and execute and deliver such further instruments, conveyances and documents as may be reasonably required or reasonably requested by the other party to carry out and effectuate the intents and purposes of this instrument.

         5. This instrument shall be governed by and construed in accordance with the laws of the State of Texas.

         6. This Assignment is being delivered by Queen Sand to Escrow Agent and shall become effective, if ever, on the date the Escrow Agent completes the delivery date below and actually delivers this Assignment to Morgan. Until this Assignment becomes effective, it shall be treated as an option to be exercised pursuant to the terms of Section 2.2 of the Purchase Agreement; provided, the delivery date shall be no later than twenty-one (21) years after October 1, 1997.

         Delivered on          ,          , but to be effective October 1,
1997.

                                         QUEEN SAND RESOURCES, INC.


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
                                     II)


                                     By:
                                        ---------------------------------------
                                               William R. Hurt
                                               Vice President

EXHIBIT
    A -  Assignment of Royalty Interest

STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )


         This instrument was acknowledged before me on the        day of
       , 1998, by                        , as                        of
Queen Sand Resources, Inc., a Nevada
corporation, on behalf of said corporation.


                                     ---------------------------------------
                                     Notary Public in and for
                                     The State of TEXAS


STATE OF TEXAS        )
                      )
COUNTY OF HARRIS      )


         This instrument was acknowledged before me on this        day of
       , 1998, by William R. Hurt, as Vice President of Morgan Guaranty Trust Company of New York, a corporation, in its capacity as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).


                                     ---------------------------------------
                                     Notary Public in and for
                                     the State of TEXAS

                                    EXHIBIT J

                    MEMORANDUM OF RECONVEYANCE AND ASSIGNMENT


STATE OF TEXAS         )
                       )
COUNTY OF ZAPATA       )


         WHEREAS, Queen Sand Resources, Inc., 60 Queen Street, Suite 1400, Ottawa, Ontario, Canada ("Queen Sand"), has acquired a royalty interest with respect to certain minerals that may be produced from certain properties situated in Zapata County, Texas, and certain contracts and other rights (collectively, the "Laredo Ranch Royalty") more fully described on Exhibit A attached hereto and made a part hereof;

         WHEREAS, under Purchase and Sale Agreement (the "Purchase Agreement") dated March 19, 1998, by and between Queen Sand and Morgan Guaranty Trust Company of New York as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II) ("Morgan") and certain other parties, Queen Sand has delivered to Chase Bank of Texas, National Association, as Escrow Agent (the "Escrow Agent") a Reconveyance and Assignment of Royalty Interests from Queen Sand to Morgan of the Laredo Ranch Royalty (the "Assignment");

         WHEREAS, under the Assignment and the Purchase Agreement, Queen Sand has warranted unto Morgan that from and after its acquisition of the Laredo Ranch Royalty, it will neither transfer nor encumber the Laredo Ranch Royalty without such transfer or encumbrance being subject and subordinate to the Assignment; and

         WHEREAS, Queen Sand, Morgan and Escrow Agent desire to enter into this Memorandum and to have this Memorandum placed of record in the Real Property Records of Zapata County, Texas, to provide notice to any subsequent transferee of the Laredo Ranch Royalty or subsequent holder of an encumbrance on the Laredo Ranch Royalty that its interest is or will be subject and subordinate to the rights of Morgan under the Assignment.

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

         That for and in consideration of $100.00 and the premises herein contained, the receipt and sufficiency of which is hereby acknowledged, Queen Sand, Morgan and Escrow Agent do hereby acknowledge, confirm and agree as follows:

         1. Any transfer or encumbrance by Queen Sand of the Laredo Ranch Royalty shall be subject and subordinate to the rights of Morgan under the Assignment.

         2. At such time as Queen Sand and the Laredo Ranch Royalty are no longer subject to the rights of Morgan under the Assignment, at the joint instruction of Morgan and Queen Sand, the Escrow Agent shall file in the Real Property Records of Zapata County, Texas, a memorandum to such effect (such memorandum to be prepared and submitted to Escrow Agent by Morgan and

Queen Sand), the cost of such filing to be borne equally by Morgan and Queen Sand. On the filing of such memorandum, the rights of Morgan under the Assignment shall be conclusively deemed to have terminated, and this Memorandum shall not thereafter have any effect whatsoever.

         EXECUTED this       day of               , 1998.


                                     QUEEN SAND RESOURCES, INC.


                                     By:
                                         --------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                           ------------------------------------

                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum
                                     II)


                                     By:
                                        --------------------------------------
                                                  William R. Hurt
                                                  Vice President


                                     CHASE BANK OF TEXAS,
                                     NATIONAL ASSOCIATION


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------
EXHIBIT

    A - Description of Laredo Ranch Royalty

THE STATE OF TEXAS           )
                             )
COUNTY OF HARRIS             )


         This instrument was acknowledged before me on the       day of
          , 1998, by                     , as                         of
Queen Sand Resources, Inc., a Nevada
corporation on behalf of said corporation.


                                       --------------------------------------
                                       Notary Public in and for
                                       The State of Texas


STATE OF TEXAS               )
                             )
COUNTY OF HARRIS             )


         This instrument was acknowledged before me on this       day of
       , 1998, by William R. Hurt, as Vice President of Morgan Guaranty Trust Company of New York, a corporation, in its capacity as Trustee under Declaration of Trust dated November 10, 1982, as amended, for the Commingled Pension Trust Fund (Petroleum II).


                                       --------------------------------------
                                       Notary Public in and for
                                       the State of Texas



THE STATE OF TEXAS           )
                             )
COUNTY OF HARRIS             )


         This instrument was acknowledged before me on the      day of
        , 1998, by                      , as                         of
Chase Bank of Texas, National
Association, on behalf of said association.

                                       --------------------------------------
                                       Notary Public in and for
                                       The State of Texas